UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant: Vanguard Horizon Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  October 31

Date of reporting period:  November 1, 2002 - April 30, 2003

Item 1: Reports to Shareholders

                                    VANGUARD(R) CAPITAL OPPORTUNITY FUND
SEMIANNUAL REPORT

                                    APRIL 30, 2003

                                    [THE VANGUARD GROUP(R) LOGO]

ETERNAL PRINCIPLES

Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

SUMMARY

* Vanguard Capital Opportunity Fund's Investor Shares earned an excellent total return of 10.0% during the first half of their 2003 fiscal year.

* Stocks rallied at the beginning and end of the six months but struggled in between; the broad market returned 5.0%.

* Your fund's return was ahead of those of its average peer and index benchmarks, in large part because of the adviser's excellent stock picks.

CONTENTS

   1 Letter from the Chairman
   5 Report from the Adviser
   8 Fund Profile
   9 Glossary of Investment Terms
  10 Performance Summary
  11 Results of Proxy Voting
  12 Financial Statements

LETTER FROM THE CHAIRMAN                              [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN
Fellow Shareholder,

Vanguard Capital Opportunity Fund's Investor Shares returned 10.0% during the six months ended April 30, 2003, an excellent result that was twice that of the broad stock market and even farther ahead of the return of the fund's average peer. Both in absolute and relative terms, the fund was aided by excellent stock picking in technology, retailing, and health care stocks.
     The table below presents the six-month total returns (capital change plus reinvested distributions) for the Capital Opportunity Fund, its average peer, and two index benchmarks. Per-share details about the fund's total return appear on page 4.

--------------------------------------------------
TOTAL RETURNS                     SIX MONTHS ENDED
                                    APRIL 30, 2003
--------------------------------------------------
VANGUARD CAPITAL OPPORTUNITY FUND
  Investor Shares                            10.0%
  Admiral Shares                             10.1
Average Multi-Cap Growth Fund*                4.5
Russell Midcap Growth Index                   8.2
Wilshire 5000 Index                           5.0
--------------------------------------------------
*Derived from data provided by Lipper Inc.

STOCKS OPENED AND CLOSED STRONGLY
During the six months ended April 30, 2003, the overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 5.0%, a performance reflecting strong rallies at the beginning and end of the period. Inside these bookends, however, stock prices drifted lower, depressed by investor apprehension about geopolitical tensions and the generally glum economic news. Although the U.S. military campaign in Iraq was brief and successful, economic uncertainty persisted. Consumer spending remained strong, but the job market deteriorated, and the red-hot residential real estate market began to cool. The broad economy registered anemic growth.
     Small stocks, as represented by the Russell 2000 Index, performed better than the large stocks in the Russell 1000 Index, while growth stocks (those that are expected to produce rapid earnings growth) and value stocks (those that generally trade at below-market valuations) produced similar returns.
     Overseas, Asian stock markets were hit especially hard, but as a group, international stocks produced a modest positive return for U.S.-based investors.

BONDS DEFIED EXPECTATIONS
Bonds generated surprisingly strong results, with the Lehman Brothers Aggregate Bond Index--a broad measure of the taxable bond market--returning

                                                              Admiral(TM) Shares
                                                           A lower-cost class of
                                                        shares available to many
                                                           longtime shareholders
                                                               and to those with
                                                         significant investments
                                                                    in the fund.

4.3%. Bond yields began the fiscal half-year at their lowest levels in 40 years, which would generally portend unimpressive returns, but the bond market rallied further, in part because of a strong rebound in hard-hit corporate bonds. Long- and intermediate-term interest rates fell modestly during the period, and the yield of the 3-month U.S. Treasury bill--a fair proxy for money market yields--declined 34 basis points (0.34 percentage point) to 1.11%.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED APRIL 30, 2003
                                                   -----------------------------
                                                        SIX       ONE       FIVE
                                                     MONTHS      YEAR     YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                        4.8%     13.5%       2.3%
Russell 2000 Index (Small-caps)                        7.6      20.8        2.5
Wilshire 5000 Index (Entire market)                    5.0      13.6        2.6
MSCI All Country World Index Free
  ex USA (International)                               3.1      15.2        4.9
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                            4.3%     10.5%       7.6%
  (Broad taxable market)
Lehman Municipal Bond Index                            3.6       8.5        6.3
Citigroup 3-Month Treasury Bill Index                  0.6       1.5        4.0
================================================================================
CPI
Consumer Price Index                                   1.4%      2.2%       2.5%
--------------------------------------------------------------------------------
*Annualized.

SOLID STOCK SELECTION MADE THE DIFFERENCE FOR CAPITAL OPPORTUNITY
Vanguard Capital Opportunity Fund's strong six-month return was a welcome reversal from the sharp decline it suffered in fiscal 2002. We're pleased not only with the fund's fine absolute return of 10.0% but also with its exceptional relative performance; Capital Opportunity's return topped that of its average mutual fund peer by more than 5 percentage points.
     The fund's half-year performance owed primarily to the adviser's stock picks in the technology sector. Tech stocks were both the market's top-performing sector and the fund's most heavily weighted sector, accounting for an average of nearly 30% of assets. As a group, the fund's tech stocks returned 17% during the period, with standout performances from CIENA, Adobe Systems, Nortel Networks, and Corning.
     The other big contributors to the fund's performance were health care stocks (though it was a volatile six months for biotech issues) and consumer discretionary stocks (mainly retailers). The period was not, in general, a stellar one for retailers, but several of the fund's holdings (Best Buy, General Motors' DIRECTV subsidiary, and VeriSign) registered terrific six-month returns.
     For details on the fund's investment approach and on specific stocks, see the Report from the Adviser, which begins on page 5.
     The Capital Opportunity Fund's six-month performance gives a clear indication of PRIMECAP

Capital Opportunity's
return topped that of its
average mutual fund
peer by more than
5 percentage points.

                                                      Costs are a crucial factor
                                                        in a fund's performance,
                                                           both in the short run
                                                                and, especially,
                                                              over long periods.

Management's advisory skills. It's important to keep in mind, however, that given the fund manager's focus on stock selection rather than on mirroring all, or even a part, of the stock market, the fund--and its results--will often look quite different from the overall market and its results. Striving to make those differences positive ones is what active management is all about.
     Costs are a crucial factor in any mutual fund's relative performance, both in the short run and, especially, over long periods. In the first half of fiscal 2003, Capital Opportunity's Investor Shares had an annualized expense ratio (operating costs as a percentage of average net assets) of 0.60%, or $6.00 per $1,000 invested, more than a full percentage point below the 1.76% expense ratio of their average competitor. The fund's Admiral Shares had an even lower expense ratio of 0.51%. We take this opportunity to remind you that one of the simplest investing equations is also one of the most powerful: The lower the cost, the more of a fund's return its shareholders receive.

DIVERSIFICATION: THE PRUDENT RESPONSE
The stock market's strong returns in recent months were a pleasant break after a very long downturn. While we hope that the market's broad-based upturn marks the start of a new performance cycle that will allow investors to recoup some of the losses sustained in recent years, the wisest investment approach is to build a portfolio that can weather any market--up, down, or sideways.
     That's why we advise investors to establish an allocation of stock, bond, and money market funds consistent with their goals, time horizon, risk tolerance, and unique financial circumstances. Diversification is the most prudent response to the financial markets' inherent uncertainties. Vanguard Capital Opportunity Fund, with its disciplined approach to stock investing and its low costs, can play a valuable role in such a diversified investment program.
     We thank you for your continued trust and confidence.

Sincerely,

/S/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

May 9, 2003

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE              OCTOBER 31, 2002-APRIL 30, 2003

                                                        DISTRIBUTIONS PER SHARE
                                                       -------------------------
                           STARTING          ENDING         INCOME       CAPITAL
                        SHARE PRICE     SHARE PRICE      DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Capital Opportunity Fund
  Investor Shares            $16.54          $18.18         $0.013        $0.000
  Admiral Shares              38.22           42.00          0.066         0.000
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

Vanguard Capital Opportunity Fund's Investor Shares returned 10.0% during the six months ended April 30, 2003. This return was more than 5 percentage points ahead of the average return of our peer group of multi-cap growth funds, and it was significantly higher than the results of the Russell Midcap Growth Index, which returned 8.2%, and the Wilshire 5000 Index, which returned 5.0%.

INVESTMENT ENVIRONMENT
The six-month period got off to a poor start. However, equity markets staged a sharp recovery during the second half, fueled by the successful military effort in Iraq and strong first-quarter corporate earnings reports. As the period progressed, investor anxiety concerning the prospect of war with Iraq gave way to speculation about how quickly a successful military effort could be achieved. The investor optimism that followed the success of the military campaign was bolstered by first-quarter earnings reports that exceeded expectations, adding to evidence that the economic recovery continues, albeit at a sluggish pace.
     Despite the recent rally, many market commentators continue to focus on the negatives. Consider the following factors that argue for another down year: the weak U.S. dollar, the "double dip" recession scenario, the threat of deflation, global industrial overcapacity, the cost of fighting terrorism (and rebuilding
Iraq), and the high valuations of stocks.
     To be sure, this is a sobering list, and one that thus far is unaffected by the conclusion of the Iraqi war. But this is not a list of new issues. A significant question is: How many of these negative factors have already been discounted by the first three-year period of successive declines in the stock market since 1941?
     Without a doubt, risks to a sustained economic recovery remain. Mixed economic data continue to signal lackluster improvement in business activity. Businesses co ntinue to conserve capital and cut costs, resulting in delays in capital spending and an uncertain employment outlook. Furthermore, consumers have been the driving economic force in recent years, making it less likely that there will be the incremental increase in consumer spending necessary to drive a sustained and robust economic recovery going forward.
     But we at PRIMECAP Management are focusing on what could go right in 2003. While the recent market recovery places the burden of

                                                           INVESTMENT PHILOSOPHY
                                                 The fund reflects a belief that
                                                   superior long-term investment
                                                      results can be achieved by
                                              concentrating assets in small- and
                                                 mid-capitalization stocks whose
                                                       prices are lower than the
                                                        fundamental value of the
                                                           underlying companies.

proof on a subsequent fundamental pickup in the economy and, in turn, on an increase in corporate profits, it is our belief that the foundation for such an upturn is in place.
     Companies have been challenged by the unique and somewhat unprecedented combination of circumstances and events over the past several years: the bursting of the Internet/technology bubble; the 2001 recession; the September 11, 2001, terrorist attacks; and the war with Iraq. As a result, cost reductions and increased productivity have become an absolute necessity for survival for many companies. Consequently, in our opinion, there is a tremendous amount of operating leverage within corporations that could lead to an upside in corporate earnings. Moreover, just as the declining stock market and geopolitical factors had a negative impact on economic activity, a reversal of those same factors could be a catalyst for economic activity and, ultimately, for an acceleration in corporate earnings growth. Of course, increasing corporate profits are critical to any pickup in spending on capital equipment.

THE FUND'S SUCCESSES
Together, three sectors (technology, consumer discretionary, and health care) accounted for an average of more than 63% of the fund's assets during the period. One of the keys to our excellent performance in the six months was that each of these sectors turned in a strong return.
     We invested an average of nearly $1 out of every $3 in fund assets in technology shares. These stocks returned 17% during the six months, accounting for nearly half of the total return earned by the fund during the half-year. By way of comparison, the Russell Midcap Growth Index's tech stocks, which accounted for about 16% of the index's capitalization, returned 16%. Our big tech winners were Corning, CIENA, Adobe Systems, and Nortel Networks. Security software maker Symantec, the fund's third-largest holding when the period began, registered a solid gain of more than 9% during the period.
     Our holdings in the consumer discretionary sector (a group made up of retailers, media, and entertainment companies) also performed well, on both an absolute and a relative basis. We held a smaller weighting than the index (an average of about 19%, versus an average of 27% for the index) but our stocks fared far better, returning about 11%, ahead of the 8% booked by the index sector. Gains by General Motors Class H (the owner of DIRECTV), Best Buy, and VeriSign led the way.
     Among health care stocks, our selections among biotechnology stocks gave us an edge over the Russell Midcap Growth Index.

THE FUND'S SHORTFALLS
Our holdings in the auto & transportation sector were relative laggards. FedEx performed well, returning about 13% for the six months, but Union Pacific registered only a small gain, and airlines AMR and Atlantic Coast Airlines Holdings declined. Our weighting in this sector of more than 9%, on average, was considerably higher than the index's 1% average weighting.
     During the six months, we sold off some stocks in an effort to trim the number of securities held in the portfolio. Among them were Cablevision Systems, Wilson Greatbatch Technologies, UMB Financial, HCC Insurance Holdings, Applied Micro Circuits, Lucent Technologies, Insituform Technologies, Amgen, Avaya,
Agere Systems, and Harmonic. The fund held 119 stocks as of April 30, down slightly from six months earlier.
     On average, the fund held about 6% of its assets in cash. Such an investment is a drag on performance during periods when stocks are rising, just as it is a benefit during market downturns.

OUR OUTLOOK
Our investment outlook has not changed significantly since the beginning of the fiscal year. We believe that the potential for growth continues to lie more in the industrial sectors than with the consumer. Economically sensitive stocks have been hit hard over the past few years and, in our opinion, offer the most attractive investment opportunities.
     Although we are approaching the seasonally weak May-to-October period, we think there will be economic stimulus, driven in part by tax relief. Valuations no longer remain an obstacle to better returns, though building a case that the market is significantly undervalued would require an assumption that current estimates for corporate earnings are too low. If an economic recovery progresses, this may prove accurate. At this time, we continue to believe that stocks are more attractive than bonds or cash equivalents.


Theo A. Kolokotrones                           Howard Schow
Portfolio Manager                              Portfolio Manager
                           Joel P. Fried
                           Portfolio Manager

PRIMECAP Management Company

May 19, 2003

FUND PROFILE                                                As of April 30, 2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.

CAPITAL OPPORTUNITY FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                        COMPARATIVE        BROAD
                                         FUND                INDEX*      INDEX**
--------------------------------------------------------------------------------
Number of Stocks                          119                   452        5,546
Median Market Cap                       $4.5B                 $4.3B       $28.2B
Price/Earnings Ratio                    36.7x                 25.0x        20.8x
Price/Book Ratio                         2.1x                  3.3x         2.6x
Yield                                                          0.4%         1.7%
  Investor Shares                        0.1%
  Admiral Shares                         0.2%
Return on Equity                        13.6%                 17.2%        20.9%
Earnings Growth Rate                    11.8%                 17.4%         8.6%
Foreign Holdings                         7.8%                  0.0%         0.3%
Turnover Rate                            13%+                    --           --
Expense Ratio                                                    --           --
  Investor Shares                      0.60%+
  Admiral Shares                       0.51%+
Cash Investments                         3.1%                    --           --

---------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

FedEx Corp.                              4.7%
  (air transportation)
Pfizer, Inc.                             4.6
  (pharmaceuticals)
General Motors Corp. Class H             3.7
  (telecommunications)
Symantec Corp.                           2.7
  (software)
Novartis AG ADR                          2.4
  (pharmaceuticals)
Biogen, Inc.                             2.2
  (biotechnology)
Murphy Oil Corp.                         2.1
  (integrated oil and gas)
ICOS Corp.                               2.1
  (biotechnology)
Union Pacific Corp.                      2.1
  (railroad)
Applera Corp.Applied Biosystems Group    2.0
  (biotechnology)
---------------------------------------------
Top Ten                                 28.6%
---------------------------------------------
The "Ten Largest Holdings" excludes any
temporary cash investments and equity
index products.

----------------------------------------------------------------
VOLATILITY MEASURES
                               COMPARATIVE                 BROAD
                 FUND               INDEX*    FUND       INDEX**
----------------------------------------------------------------
R-Squared        0.83                 1.00    0.91          1.00
Beta             0.72                 1.00    1.27          1.00
----------------------------------------------------------------

---------------------------------------------
Investment Focus
[GRID APPEARS HERE]

MARKET CAP                             MEDIUM
STYLE                                  GROWTH

----------------------------------------------------------------
SECTOR DIVERSIFICATION (% of portfolio)
                                       COMPARATIVE         BROAD
                           FUND             INDEX*       INDEX**
----------------------------------------------------------------
Auto & Transportation      9.5%               1.3%          2.6%
Consumer Discretionary    20.6               27.9          15.6
Consumer Staples           0.0                3.4           6.8
Financial Services         2.7               10.5          22.5
Health Care               15.2               23.4          14.2
Integrated Oils            4.0                0.4           3.6
Other Energy               3.8                4.0           2.1
Materials & Processing     4.0                3.8           3.7
Producer Durables          6.6                6.4           3.9
Technology                29.8               16.1          13.2
Utilities                  0.7                2.6           6.9
Other                      0.0                0.2           4.9
----------------------------------------------------------------
Cash Investments           3.1%               0.0%          0.0%
----------------------------------------------------------------


 *Russell Midcap Growth Index.
**Wilshire 5000 Index.
 +Annualized.

                                                            Visit our website at
                                                                www.vanguard.com
                                         for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                         As of April 30, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

CAPITAL OPPORTUNITY FUND
----------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) August 14, 1995-April 30, 2003

[BAR CHART APPEARS HERE - SCALE -75% TO 100%]

           CAPITAL
       OPPORTUNITY
     FUND INVESTOR              RUSSELL MIDCAP
            SHARES                GROWTH INDEX
----------------------------------------------------------------
1995          -3.2                         1.1
1996          11.7                        17.9
1997          -3.0                        24.6
1998          10.0                         2.4
1999          81.7                        37.7
2000          60.4                        38.7
2001         -25.7                       -42.8
2002         -20.0                       -17.6
2003*         10.0                         8.2
----------------------------------------------------------------
*Six months ended April 30, 2003.
Note: See Financial Highlights tables on pages 17 and 18 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended March 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                      SINCE INCEPTION
                                               ONE       FIVE  ---------------------------
                         INCEPTION DATE       YEAR      YEARS    CAPITAL   INCOME    TOTAL
------------------------------------------------------------------------------------------
Capital Opportunity Fund
  Investor Shares             8/14/1995     28.72%     11.60%      9.24%    0.30%    9.54%
    Fee-Adjusted Returns*                   29.43      11.60       9.24     0.30     9.54
  Admiral Shares             11/12/2001     28.64      17.34**       --       --       --
    Fee-Adjusted Returns*                   29.35      17.94**       --       --       --
------------------------------------------------------------------------------------------
 *Reflective of the 1% fee assessed on redemptions of shares held for less than five years.
**Return since inception.

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

- ELECT TRUSTEES FOR THE FUND.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

--------------------------------------------------------------------------------
                                                                      PERCENTAGE
TRUSTEE                                 FOR           WITHHELD               FOR
--------------------------------------------------------------------------------
John J. Brennan               3,117,824,410         76,410,619             97.6%
Charles D. Ellis              3,118,174,511         76,060,517             97.6
Rajiv L. Gupta                3,111,678,512         82,556,516             97.4
JoAnn Heffernan Heisen        3,119,254,807         74,980,222             97.7
Burton G. Malkiel             3,110,768,029         83,467,000             97.4
Alfred M. Rankin, Jr.         3,118,430,268         75,804,760             97.6
J. Lawrence Wilson            3,111,018,938         83,216,091             97.4
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.

- CHANGE THE FUND'S POLICY ON INVESTING IN OTHER MUTUAL FUNDS. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
                                                          BROKER      PERCENTAGE
          FOR           AGAINST         ABSTAIN        NON-VOTES             FOR
--------------------------------------------------------------------------------
2,217,782,804       112,492,658      53,528,911       38,899,281           91.5%
--------------------------------------------------------------------------------


Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                                  April 30, 2003 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE+
CAPITAL OPPORTUNITY FUND                                     SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.9%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (9.5%)
    FedEx Corp.                                           3,118,000 $   186,706
    Union Pacific Corp.                                   1,390,000      82,733
    Delta Air Lines, Inc.                                 3,340,400      42,724
*(1)Atlantic Coast Airlines Holdings Inc.                 3,040,000      25,384
*   AMR Corp.                                             3,200,000      14,368
*(1)Strattec Security Corp.                                 220,000      10,958
    United Parcel Service, Inc.                             150,000       9,318
*(1)Midwest Express Holdings, Inc.                        1,073,000       3,133
                                                                    ------------
                                                                        375,324
                                                                    ------------
CONSUMER DISCRETIONARY (20.6%)
*   General Motors Corp. Class H                         12,338,000     145,588
    TJX Cos., Inc.                                        3,147,400      60,587
*   Best Buy Co., Inc.                                    1,647,800      56,981
    Lowe's Cos., Inc.                                     1,246,100      54,691
*(1)Men's Wearhouse, Inc.                                 3,200,000      53,280
*   VeriSign, Inc.                                        4,250,000      52,785
    Sabre Holdings Corp.                                  2,381,948      49,807
*(1)Linens 'n Things, Inc.                                2,300,000      48,737
*(1)The Dress Barn, Inc.                                  2,100,000      31,542
*   Tommy Hilfiger Corp.                                  3,603,000      29,617
    Nordstrom, Inc.                                       1,680,000      29,114
*   Robert Half International, Inc.                       1,600,000      26,048
    Family Dollar Stores, Inc.                              735,000      25,130
    Belo Corp. Class A                                    1,050,000      23,636
*   Tetra Tech, Inc.                                      1,121,875      17,389
*   USA Interactive                                         503,000      15,065
*   Hearst-Argyle Television Inc.                           620,000      14,936
    International Flavors & Fragrances, Inc.                400,000      12,712
*(1)REX Stores Corp.                                      1,125,000      12,071
*   Metro-Goldwyn-Mayer Inc.                              1,000,000      11,150
    Tiffany & Co.                                           400,800      11,118
*   Abercrombie & Fitch Co.                                 300,000       9,864
*   Yum! Brands, Inc.                                       262,000       6,471
    Royal Caribbean Cruises, Ltd.                           260,500       4,837
*   eBay Inc.                                                50,000       4,638
    Eastman Kodak Co.                                       150,000       4,486
*   Accenture Ltd.                                          185,000       2,964
*   THQ Inc.                                                 65,000         918
                                                                    ------------
                                                                        816,162
                                                                    ------------
FINANCIAL SERVICES (2.7%)
*   Concord EFS, Inc.                                     2,337,500      32,328
    MBIA, Inc.                                              562,500      25,144
    Bank One Corp.                                          400,000      14,420
    The Chubb Corp.                                         230,000      12,165
    Capital One Financial Corp.                             265,000      11,096
    Zenith National Insurance Corp.                         250,000       6,438
    TCF Financial Corp.                                     100,000       3,960
                                                                    ------------
                                                                        105,551
                                                                    ------------
HEALTH CARE (15.1%)
    Pfizer, Inc.                                          5,886,337     181,005
    Novartis AG ADR                                       2,365,000      93,370
*   Biogen, Inc.                                          2,275,000      86,427
*   ICOS Corp.                                            3,107,500      83,126
    Eli Lilly & Co.                                         460,000      29,357
*   Guidant Corp.                                           700,000      27,293
*   BioMarin Pharmaceutical Inc.                          2,368,000      26,001

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE+
                                                             SHARES       (000)
--------------------------------------------------------------------------------
*   Sepracor Inc.                                           950,000 $    18,192
*   XOMA Ltd.                                             2,300,000      11,454
*   Genentech, Inc.                                         300,000      11,397
*   Edwards Lifesciences Corp.                              386,000      11,144
*   IDEC Pharmaceuticals Corp.                              200,000       6,550
*   Dendreon Corp.                                        1,203,500       5,729
*   Novoste Corp.                                           410,300       3,139
*   Ligand Pharmaceuticals Inc. Class B                     300,000       2,670
*   Pharmacyclics, Inc.                                     713,250       2,525
*   SuperGen, Inc.                                          547,000       2,128
                                                                    ------------
                                                                        601,507
                                                                    ------------
INTEGRATED OILS (4.0%)
    Murphy Oil Corp.                                      2,000,000      83,300
    ConocoPhillips                                        1,520,000      76,456
                                                                    ------------
                                                                        159,756
                                                                    ------------
OTHER ENERGY (3.8%)
    Pogo Producing Co.                                    1,420,000      56,232
    Noble Energy, Inc.                                    1,100,000      36,520
*   Pioneer Natural Resources Co.                           950,000      22,724
*   Varco International, Inc.                             1,200,000      21,108
*   Input/Output, Inc.                                    2,196,700       6,832
    Chesapeake Energy Corp.                                 380,000       3,063
*   Hanover Compressor Co.                                  290,000       2,439
                                                                    ------------
                                                                        148,918
                                                                    ------------
MATERIALS & PROCESSING (4.0%)
    Monsanto Co.                                          3,544,445      61,673
    Minerals Technologies, Inc.                           1,000,000      44,250
    Sigma-Aldrich Corp.                                     650,000      32,383
    Avery Dennison Corp.                                    340,000      18,023
*   Landec Corp.                                            812,900       2,398
    AptarGroup Inc.                                           8,000         275
                                                                    ------------
                                                                        159,002
                                                                    ------------
PRODUCER DURABLES (6.6%)
*(1)Thomas & Betts Corp.                                  4,700,000      74,307
*   Tektronix, Inc.                                       2,557,200      47,999
*   CUNO Inc.                                               800,000      28,672
    Pall Corp.                                            1,130,000      23,866
*   Plantronics, Inc.                                     1,150,000      21,275
*(1)Mykrolis Corp.                                        2,126,410      17,054
*   ASML Holding (New York)                               1,930,000      17,003
*   Cymer, Inc.                                             350,000       9,992
*   Ionics, Inc.                                            517,000       9,823
    W.W. Grainger, Inc.                                     120,000       5,538
*   ESCO Technologies Inc.                                   85,000       3,333
    Lindsay Manufacturing Co.                                83,600       1,818
*   Agilent Technologies, Inc.                               73,245       1,173
                                                                    ------------
                                                                        261,853
                                                                    ------------
TECHNOLOGY (29.9%)
    COMMUNICATIONS TECHNOLOGY (9.9%)
*(1)Research In Motion Ltd.                               4,850,000      76,404
*   Nortel Networks Corp.                                25,050,000      64,629
*   Corning, Inc.                                        11,658,800      63,191
    Motorola, Inc.                                        7,055,500      55,809
*   CIENA Corp.                                          10,850,000      52,840
*   Comverse Technology, Inc.                             3,448,000      45,065
*   Advanced Fibre Communications, Inc.                   2,250,000      34,425

    COMPUTER SERVICES SOFTWARE & SYSTEMS (7.8%)
*   Symantec Corp.                                        2,467,500      108,447
    Microsoft Corp.                                       2,904,000       74,255
    Adobe Systems, Inc.                                   1,190,000       41,126
*   Citrix Systems, Inc.                                  2,000,000       37,920
    Autodesk, Inc.                                        1,750,000       27,230
*(1)The Descartes Systems Group Inc.                      4,645,000       11,984
*   Optimal Robotics Corp.                                  700,000        4,760
*   Cognizant Technology Solutions Corp.                    114,600        2,058

    COMPUTER TECHNOLOGY (1.8%)
    Hewlett-Packard Co.                                   3,795,000      61,858
*(1)Concurrent Computer Corp.                             5,215,000      10,639

    ELECTRONICS (0.5%)
*   Amphenol Corp.                                          422,100      18,695

    ELECTRONICS--SEMICONDUCTORS/COMPONENTS (5.2%)
*   Micron Technology, Inc.                               8,400,000      71,400
*   Intersil Corp.                                        2,423,500      44,835
*   Rambus Inc.                                           2,875,000      41,112
*   Skyworks Solutions, Inc.                              2,980,000      15,943
*   Lattice Semiconductor Corp.                           1,545,000      13,411
    Texas Instruments, Inc.                                 550,000      10,170
*   TriQuint Semiconductor, Inc.                          2,200,000       7,722
    Intel Corp.                                             235,000       4,324

    ELECTRONICS--TECHNOLOGY (1.0%)
*   Trimble Navigation Ltd.                               1,000,000      25,250
*   Coherent, Inc.                                          620,000      14,260

    SCIENTIFIC EQUIPMENT & SUPPLIES (3.7%)
    Applera Corp. Applied Biosystems Group                4,450,000      78,009
*   Millipore Corp.                                       2,005,000      68,471
                                                                    ------------
                                                                      1,186,242
                                                                    ------------

UTILITIES (0.7%)
    Sprint Corp.                                          2,414,700      27,793
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $4,828,045)                                                 3,842,108
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               FACE      MARKET
                                                             AMOUNT      VALUE+
CAPITAL OPPORTUNITY FUND                                      (000)       (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.4%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.32%, 5/1/2003                                          $122,410     122,410
  1.32%, 5/1/2003--Note G                                   134,384     134,384
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $256,794)                                                       256,794
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.3%)
  (Cost $5,084,839)                                                   4,098,902
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (3.3%)                               (132,205)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $3,966,697
================================================================================
+See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)Considered an affiliated company of the fund, as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $375,493,000.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
ASSETS
  Investments in Securities, at Value                                $4,098,902
  Receivables for Investment Securities Sold                             12,070
  Other Assets--Note C                                                    6,008
                                                                    ------------
    Total Assets                                                      4,116,980
                                                                    ------------
LIABILITIES
  Security Lending Collateral
  Payable to Brokers--Note G                                            134,384
  Other Liabilities                                                      15,899
                                                                    ------------
    Total Liabilites                                                    150,283
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS                                                           $3,966,697
================================================================================

--------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
AT APRIL 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $5,129,674
Overdistributed Net Investment Income                                    (1,817)
Accumulated Net Realized Losses                                        (175,223)
Unrealized Depreciation                                                (985,937)
--------------------------------------------------------------------------------
NET ASSETS                                                           $3,966,697
================================================================================

Investor Shares--Net Assets
Applicable to 191,934,530 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)            $3,490,327
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                              $18.18
================================================================================

Admiral Shares--Net Assets
Applicable to 11,341,563 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)              $476,370
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                               $42.00
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                        CAPITAL OPPORTUNITY FUND
                                                 SIX MONTHS ENDED APRIL 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                           $ 11,139
  Interest                                                                1,391
  Security Lending                                                          143
--------------------------------------------------------------------------------
    Total Income                                                         12,673
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                        4,718
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                     5,346
      Admiral Shares                                                        513
    Marketing and Distribution
      Investor Shares                                                       225
      Admiral Shares                                                         25
  Custodian Fees                                                             28
  Shareholders' Reports and Proxies
    Investor Shares                                                          96
    Admiral Shares                                                            2
  Trustees' Fees and Expenses                                                 3
--------------------------------------------------------------------------------
    Total Expenses                                                       10,956
    Expenses Paid Indirectly--Note D                                       (106)
--------------------------------------------------------------------------------
    Net Expenses                                                         10,850
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     1,823
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD*                 (51,588)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENT SECURITIES                                                 403,085
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $353,320
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies of the fund were $0 and $(827,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                     CAPITAL OPPORTUNITY FUND
                                                 -------------------------------
                                                    SIX MONTHS              YEAR
                                                         ENDED             ENDED
                                                 APR. 30, 2003     OCT. 31, 2002
                                                         (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                $ 1,823          $ 3,744
  Realized Net Gain (Loss)                             (51,588)        (108,224)
  Change in Unrealized Appreciation (Depreciation)     403,085         (901,728)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                        353,320       (1,006,208)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                     (2,518)         (14,327)
    Admiral Shares                                        (695)          (1,013)
  Realized Capital Gain
    Investor Shares                                         --               --
    Admiral Shares                                          --               --
--------------------------------------------------------------------------------
    Total Distributions                                 (3,213)         (15,340)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note H
  Investor Shares                                         (428)        (402,042)
  Admiral Shares                                        41,532          545,308
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                                41,104          143,266
--------------------------------------------------------------------------------
  Total Increase (Decrease)                            391,211         (878,282)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                3,575,486        4,453,768
--------------------------------------------------------------------------------
  End of Period                                     $3,966,697       $3,575,486
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

CAPITAL OPPORTUNITY FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------------------

                                               SIX MONTHS                   YEAR ENDED OCTOBER 31,
                                               ENDED APR. -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD   30, 2003        2002       2001       2000     1999      1998
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $16.54      $20.73     $30.16     $19.34   $11.47    $10.48
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                              .008         .01        .07       .161     .029      .021
  Net Realized and Unrealized Gain (Loss)
    on Investments*                                 1.645       (4.13)     (7.42)    11.284    8.751     1.014
---------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                1.653       (4.12)     (7.35)    11.445    8.780     1.035
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income              (.013)       (.07)      (.16)     (.035)   (.015)    (.045)
  Distributions from Realized Capital Gains            --          --      (1.92)     (.590)   (.895)       --
---------------------------------------------------------------------------------------------------------------
    Total Distributions                             (.013)       (.07)     (2.08)     (.625)   (.910)    (.045)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $18.18      $16.54     $20.73     $30.16   $19.34    $11.47
===============================================================================================================

TOTAL RETURN**                                     10.00%      19.97%     25.68%     60.37%   81.74%     9.95%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)             $3,490      $3,181     $4,454     $5,437   $1,289      $156
  Ratio of Total Expenses to
    Average Net Assets                             0.60%+       0.58%      0.60%      0.62%    0.75%     0.94%
  Ratio of Net Investment Income to
    Average Net Assets                             0.09%+       0.07%      0.28%      0.64%    0.31%     0.18%
  Portfolio Turnover Rate                            13%+         14%        20%        15%      22%      103%
===============================================================================================================
 *Includes increases from redemption fees of $.01, $.03, $.03, $.02, $.01, and $.01.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.
 +Annualized.

CAPITAL OPPORTUNITY FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                     SIX MONTHS        NOV. 12,
                                                          ENDED        2001* TO
                                                       APR. 30,        OCT. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2003            2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $38.22          $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .035             .07
  Net Realized and Unrealized Gain (Loss)
    on Investments**                                      3.811          (11.68)
--------------------------------------------------------------------------------
    Total from Investment Operations                      3.846          (11.61)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.066)           (.17)
  Distributions from Realized Capital Gains                  --              --
--------------------------------------------------------------------------------
    Total Distributions                                   (.066)           (.17)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $42.00          $38.22
================================================================================

TOTAL RETURN+                                            10.07%          23.32%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $476            $395
  Ratio of Total Expenses to Average Net Assets         0.51%++         0.50%++
  Ratio of Net Investment Income to Average Net Assets  0.18%++         0.17%++
  Portfolio Turnover Rate                                 13%++             14%
================================================================================
 *Inception.
**Includes increases from redemption fees of $.02 and $.07.
 +Total return does not reflect the 1% fee assessed on redemptions of shares held for less than five years.
++Annualized.


NOTES TO FINANCIAL STATEMENTS

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds' pricing time but after the close of their primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended April 30, 2003, the investment advisory fee represented an effective annual rate of 0.26% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At April 30, 2003, the fund had contributed capital of $679,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.68% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $105,000 and $1,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2002, the fund had available realized losses of $122,874,000 to offset future net capital gains of $14,650,000 through October 31, 2009, and $108,224,000 through October 31, 2010.
The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At April 30, 2003, net unrealized depreciation of investment securities for tax purposes was $985,937,000, consisting of unrealized gains of $490,387,000 on securities that had risen in value since their purchase and $1,476,324,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2003, the fund purchased $365,787,000 of investment securities and sold $226,068,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2003, was $124,770,000, for which the fund held cash collateral of $134,384,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                        SIX MONTHS ENDED         YEAR ENDED
                                         APRIL 30, 2003       OCTOBER 31, 2002
                                     ------------------- -----------------------
                                        AMOUNT    SHARES      AMOUNT      SHARES
                                         (000)     (000)       (000)       (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                             $ 272,180    15,760 $ 1,000,146     47,555
  Issued in Lieu of Cash
    Distributions                        2,348       136      13,416        584
  Redeemed*                           (274,956)  (16,252) (1,415,604)   (70,648)
                                     -------------------------------------------
    Net Increase (Decrease)--
      Investor Shares                     (428)     (356)   (402,042)   (22,509)
                                     -------------------------------------------
Admiral Shares
  Issued                                77,114     1,926     635,222     12,472
  Issued in Lieu of Cash Distributions     603        15         891         17
  Redeemed*                            (36,185)     (926)    (90,805)    (2,162)
                                     -------------------------------------------
    Net Increase (Decrease)--
      Admiral Shares                    41,532     1,015     545,308     10,327
--------------------------------------------------------------------------------
*Net of redemption fees of $1,845,000 and $6,760,000 (fund totals).

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.

--------------------------------------------------------------------------------
John J. Brennan*         Chairman of the Board, Chief Executive Officer, and
(1987)                   Director/Trustee of The Vanguard Group, Inc., and of
                         each of the investment companies served by The Vanguard
                         Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Charles D. Ellis         The Partners of '63 (pro bono ventures in education);
(2001)                   Senior Adviser to Greenwich Associates (international
                         business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of
                         Business at New York University; Trustee of the
                         Whitehead Institute for Biomedical Research.

Rajiv L. Gupta           Chairman and Chief Executive Officer (since October
(2001)                   1999), Vice Chairman (January-September 1999), and Vice
                         President (prior to September 1999) of Rohm and Haas
                         Co. (chemicals); Director of Technitrol, Inc.
                         (electronic components), and Agere Systems
                         (communications components); Board Member of the American Chemistry Council; Trustee of Drexel
                         University.

JoAnn Heffernan Heisen   Vice President, Chief Information Officer, and Member
(1998)                   of the Executive Committee of Johnson & Johnson
                         (pharmaceuticals/consumer products); Director of the
                         Medical Center at Princeton and Women's Research and
                         Education Institute.

Burton G. Malkiel        Chemical Bank Chairman's Professor of Economics,
(1977)                   Princeton University; Director of Vanguard Investment
                         Series plc (Irish investment fund) (since November
                         2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of America, BKF Capital
                         (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).

Alfred M. Rankin, Jr.    Chairman, President, Chief Executive Officer, and
(1993)                   Director of NACCO Industries, Inc. (forklift trucks/
                         housewares/lignite); Director of Goodrich Corporation
                         (industrial products/aircraft systems and services);
                         Director until 1998 of Standard Products Company (a supplier for the automotive industry).

J. Lawrence Wilson       Retired Chairman and Chief Executive Officer of Rohm
(1985)                   and Haas Co. (chemicals); Director of Cummins Inc.
                         (diesel engines), MeadWestvaco Corp. (paper products),
                         and AmerisourceBergen Corp. (pharmaceutical
                         distribution); Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
Executive Officers*

R. Gregory Barton        Secretary; Managing Director and General Counsel of The
                         Vanguard Group, Inc. (since September 1997); Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Principal of The Vanguard Group (prior to September 1997).

Thomas J. Higgins        Treasurer; Principal of The Vanguard Group, Inc.;
                         Treasurer of each of the investment companies served by
                         The Vanguard Group.
--------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment
 Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.          F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.    MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.                RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.                 GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

                                                    [THE VANGUARD GROUP(R) LOGO]
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                                                    Valley Forge, PA 19482-2600


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FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current
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     To receive a free copy of the  prospectus  or the  Statement of  Additional
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(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1112 062003

                                                                   [FRONT COVER]

VANGUARD(R) GLOBAL EQUITY FUND

SEMIANNUAL REPORT

APRIL 30, 2003

                                                                     [SHIP LOGO]

                                                         [THE VANGUARD GROUP[R]]

ETERNAL PRINCIPLES
Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

================================================================================
SUMMARY
* Vanguard Global Equity Fund returned 7.2% in the first half of its 2003 fiscal year, outpacing all its comparative standards.
*    International  stocks  struggled  before  closing  the period with a strong rally.
* After avoiding technology shares during their long downturn, the fund began to warm to these stocks.
================================================================================

================================================================================
CONTENTS
   1 Letter from the Chairman
   4 Report from the Adviser
   7 Fund Profile
   9 Glossary of Investment Terms
  10 Performance Summary
  11 Results of Proxy Voting
  12 Financial Statements
  23 Advantages of Vanguard.com
================================================================================

LETTER FROM THE CHAIRMAN
                                                                         [PHOTO]
                                                               [JOHN J. BRENNAN]
FELLOW SHAREHOLDER,
Vanguard Global Equity Fund produced a 7.2% gain for the six months ended April 30, 2003, significantly outdistancing both its average mutual fund competitor and the return of the fund's market benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index Free. The adjacent table presents the total returns (capital change plus reinvested distributions) of your fund and its benchmarks. The per-share components of the fund's return appear on page 3.

     The Global Equity Fund's performance was a function of good stock selection. The fund generated robust returns from materials and consumer-discretionary stocks. It also held a number of fine performers in the resurgent technology and communications sectors. This solid stock-picking was more than sufficient to offset the fund's unproductive country allocations; for example, the fund had a relatively large position in hard-hit Asian markets and a relatively small one in strongly performing U.S. stocks.

================================================================================
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                  APRIL 30, 2003
--------------------------------------------------------------------------------
VANGUARD GLOBAL EQUITY FUND                                               7.2%
Average Global Fund*                                                      1.8
MSCI All Country World Index Free                                         4.0
================================================================================
*Derived from data provided by Lipper Inc.

MOST DEVELOPED MARKETS ROSE IN DOLLARS; MANY EMERGING MARKETS SURGED
During the six months ended April 30, investors in international markets added the U.S. intervention in Iraq to a list of worries that included the general state of the world economy and the potential for heightened terrorist activity. Amid the lengthy buildup to the war, international stock markets drifted downward, until the mid-March invasion of Iraq sparked a rally late in the first quarter.

     In the United States, the Wilshire 5000 Total Market Index returned 5.0% for the six months. Stocks in the world's other markets, as measured by the MSCI All Country World Index Free ex USA, declined in aggregate but produced a 3.1% gain for U.S.-based investors as a result of the weakening of the U.S. dollar.

     The 21 developed international markets tracked by the MSCI Europe, Australasia, Far East (EAFE) Index declined in local-currency terms while returning 1.8% in dollars. But emerging markets were the true stars of the period. The stock markets in Israel, the Czech Republic, and Brazil all recorded strong gains. However, some stocks in a number of politically troubled Latin American nations suffered as general labor strikes disrupted business activity.

THE FUND'S ADVISER FOUND GOOD PERFORMERS
The Global Equity Fund's 7.2% return was based on excellent returns from stocks in diverse market sectors and regions. Your fund booked strong returns in a variety of industry groups, including raw- materials producers and consumer discretionary companies such as retailers and restaurants. The fund's adviser, Marathon Asset Management, also chose some solid performers in the technology sector. Although your fund tended to avoid technology stocks during the past few years, the adviser has started to find good values in this sector.

================================================================================
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
                                                  SIX         ONE          FIVE
                                               MONTHS        YEAR         YEARS*
--------------------------------------------------------------------------------
STOCKS
MSCI All Country World Index Free
 ex USA (International)                           3.1%      -15.2%         -4.9%
Russell 1000 Index (Large-caps)                   4.8       -13.5          -2.3
Russell 2000 Index (Small-caps)                   7.6       -20.8          -2.5
Wilshire 5000 Index (Entire market)               5.0       -13.6          -2.6
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                       4.3%       10.5%          7.6%
 (Broad taxable market)
Lehman Municipal Bond Index                       3.6         8.5           6.3
Citigroup 3-Month Treasury Bill Index             0.6         1.5           4.0
--------------------------------------------------------------------------------
CPI
Consumer Price Index                              1.4%        2.2%          2.5%
================================================================================
*Annualized.

     The fund's performance was an especially impressive testament to the adviser's stock-selection talents because, on balance, the fund held relatively large positions in the world's weaker markets and smaller positions in the strongest. It's worth noting, of course, that allocation decisions are largely a by-product of the adviser's stock selections, and thus are of limited value in explaining the fund's performance. If the adviser finds excellent values in Asian stock markets, as it did during the past six months, the fund will have a larger weighting in Asian stocks than does its benchmark index. If the adviser considers a market unattractively valued--as was the case with U.S. stocks during the period--it will underweight those securities. During the past six months, your fund's assessments ran counter to some market trends: U.S. stocks were among the best performers, and the Asian markets were some of the worst.

INTERNATIONAL STOCKS CAN BENEFIT A U.S.-FOCUSED PORTFOLIO
Vanguard Global Equity Fund can play two important roles in your portfolio. Its broad-based exposure to international stock markets can add diversification to a portfolio concentrated in U.S. securities. The fund also presents an opportunity to find the best stock market values wherever they may reside--Europe, the United States, Asia, or emerging markets. Such a mandate is somewhat unusual among mutual funds, but it can be a productive strategy in the hands of a talented adviser such as Marathon Asset Management.

     As we would with any international fund, we recommend that you use the Global Equity Fund as just one component of a widely diversified portfolio that includes allocations to U.S. stock, bond, and money market funds. Maintaining diversification is the best way to ensure that your portfolio combines opportunities for growth with the potential to offset some of the markets' periodic declines.


     We thank you for entrusting us with your assets.

Sincerely,

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

May 19, 2003




================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE              OCTOBER 31, 2002-APRIL 30, 2003
                                                         DISTRIBUTIONS PER SHARE
--------------------------------------------------------------------------------
                                  STARTING         ENDING      INCOME    CAPITAL
VANGUARD INDEX FUND            SHARE PRICE    SHARE PRICE    DIVIDENDS     GAINS
--------------------------------------------------------------------------------
GLOBAL EQUITY FUND                 $10.48         $11.13       $0.08      $0.02
================================================================================

REPORT FROM THE ADVISER
During the six months ended April 30, 2003, Vanguard Global Equity Fund rose 7.2%, compared with a 4.0% gain in the MSCI All Country World Index Free, its unmanaged benchmark. During this same period, the average global fund rose 1.8%. The fund's outperformance was entirely concentrated in the first half of the period; the last three months have been difficult.

THE INVESTMENT ENVIRONMENT
That the broader indexes have rallied in the last six months owes more to stock prices' depressed state at the end of October 2002 than to a dramatic improvement in investor sentiment. For much of the period, investors were concerned with geopolitical issues such as the war with Iraq and, lately, Severe Acute Respiratory Syndrome (SARS), which has caused problems in Far Eastern markets where the Global Equity Fund has a significant overweighting. The U.S. dollar has been very weak, enhancing the returns from overseas markets for U.S.-based investors (the euro rose nearly 13% against the dollar). In local currencies, however, equity markets continued to be challenging. And in some markets, accounting irregularities were a major issue, as illustrated by the dramatic fall from grace of Ahold, a favorite institutional stock in the Netherlands.

     Over the last six months, assets in the fund have increased from $223 million to about $378 million. We are therefore reporting to many shareholders for the first time. If you have looked at the fund's past returns, we'd like to note that its outperformance over the last three years reflects very low weightings in technology, media, and telecommunication stocks for much of the period, along with an overweighting in the Asian-Pacific region.

================================================================================
INVESTMENT PHILOSOPHY
The adviser believes that superior long-term investment results can be achieved by investing in a widely diversified group of stocks chosen on the basis of industry analysis as well as an assessment of each company's strategies for new investment and for dealing with competition within its industry.
================================================================================

     In terms of specific holdings, the Global Equity Fund has probably had less than its statistical share of company problems, such as those that ravaged the share prices of Enron, Tyco, WorldCom, and now Ahold. In the past year, however, new investment circumstances have called for some portfolio changes. We have spent considerable time looking for investment opportunities in the rubble of the bubble. A number of our new positions can be categorized as either "fallen angels" (good businesses available, thanks to the bear market, at reasonable prices) or "busted growth stocks" (former market darlings whose share prices have fallen well below their intrinsic value). At the end of April, the fund's top ten holdings included Nortel Networks, Xerox, Qwest Communications International, and NEXTEL Communications, all companies associated with investment controversy. Although these holdings have potentially high risks, they should be viewed in context:
The Global Equity portfolio includes more than 325 securities, suggesting that specific stock risk is relatively low.

     Owing to the prices at which we have been able to buy these onetime growth stocks, the fund's value credentials remain intact. The portfolio's weighted average price/book ratio is about 1.7x, compared with about 2.1x for the benchmark. Its price/earnings ratio is 15.2x (excluding loss-making companies that distort this ratio), well below the 23.0x for the index.

OUR SUCCESSES
In the past six months, the Global Equity Fund derived most of its outperformance from stock-picking. This was achieved in all the main regions, with the only significant exceptions at the country level being Italy and Canada. The rally in the U.S. market, led by technology and telecommunications shares, benefited our holdings in these sectors. While our Asian investments faltered somewhat due to the spread of SARS into Hong Kong and Singapore, the fund's experiences elsewhere in Asia were good. We saw significant gains from companies in Indonesia and Thailand. Among emerging markets, South Africa--providing a currency return of no less than 38% against the dollar!--was a standout performer for the fund.

OUR SHORTFALLS
Asset allocation, by which we mean the aggregation of currency and country selection factors, was not so successful. Asian markets were relatively weak. It is also necessary to point out disappointing results in Canada, where one of the fund's main investments, Air Canada, filed for CCAA protection--the Canadian equivalent of Chapter 11. The underweighting in the U.S. market produced mixed results, with the weakness in the dollar offsetting the strength of the market relative to its peers.

OUR OUTLOOK
By the first calendar quarter of 2003, the market's slide had taken stock prices to depressed levels, but they have since bounced back significantly. There have been echoes of the U.S. market rally in all stock markets, which can be attributed to continued low interest rates and the commitment of monetary authorities around the world to fighting deflation on the one hand and investors' aversion to stocks on the other. Widespread investor disenchantment with stock markets reflects a number of extraordinary events such as the bear market, the war with Iraq, and the SARS epidemic. We believe a reprise of these factors is unlikely, and, in consequence, we're moderately optimistic for equities over the balance of the year.

     World equity indexes are generally constructed on a capitalization basis, with larger firms typically accounting for much of the indexes' value. The indexes therefore obscure the investment value that is available to investors beyond the largest companies. The fund has a weighted average market capitalization of $11 billion, materially lower than that of the global index, which is in megacap territory with an average of nearly $60 billion. The Global Equity Fund is likely to retain a mid-capitalization bias, a value bias, and an Asian overweighting over the balance of the calendar year, in the belief that these exposures will help us continue to beat the benchmark.

Jeremy Hosking, Portfolio Manager
Marathon Asset Management Limited

May 23, 2003

FUND PROFILE                                                AS OF APRIL 30, 2003
This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged market index. Key terms are defined on page 9.

GLOBAL EQUITY FUND
================================================================================
PORTFOLIO CHARACTERISTICS
                                                            COMPARATIVE
                                         FUND                     INDEX*
--------------------------------------------------------------------------------
Number of Stocks                          328                     2,142
Turnover Rate                           11%**                        --
Expense Ratio                         1.10%**                        --
Cash Investments                         4.4%                        --
================================================================================

================================================================================
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
Burlington Northern Santa Fe Corp.        1.3%
(railroad)
Siam Cement PLC                           1.2
(materials and construction)
Agrium, Inc.                              1.2
(chemicals)
Nortel Networks Corp.                     1.1
(telecommunications)
Xerox Corp.                               1.1
(electronic business equipment)
Qwest Communications International Inc.   1.1
(telecommunications)
Comcast Corp. Special Class A             1.1
(telecommunications)
NEXTEL Communications, Inc.               1.0
(telecommunications)
Scotts Co.                                1.0
(chemicals)
Liberty Media Corp.                       1.0
(media)
--------------------------------------------------------------------------------
Top Ten                                  11.1%
================================================================================
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                  COMPARATIVE
                       FUND             INDEX*
--------------------------------------------------------------------------------
R-Squared              0.82              1.00
Beta                   0.87              1.00
--------------------------------------------------------------------------------

================================================================================
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                          COMPARATIVE
                                         FUND               INDEX*
--------------------------------------------------------------------------------
Consumer Discretionary                   19.3%              11.2%
Consumer Staples                          8.8                9.9
Energy                                    4.0                7.6
Financials                               13.9               22.3
Health Care                               4.3               12.8
Industrials                              13.6                9.3
Information Technology                    7.4               12.4
Materials                                14.8                4.8
Telecommunication Services                8.8                5.8
Utilities                                 0.7                3.9
--------------------------------------------------------------------------------
Cash Investments                          4.4%                --
================================================================================

================================================================================
ALLOCATION BY REGION (% OF PORTFOLIO)
[PIE CHART]
--------------------------------------------------------------------------------
North America                       41%
Europe                              27
Pacific                             17
Emerging Markets                    11
Cash Investments                     4
================================================================================

*MSCI All Country World Index Free.
**Annualized.

                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.
Country Diversification table is on the next page.

GLOBAL EQUITY FUND
================================================================================
COUNTRY DIVERSIFICATION (% OF PORTFOLIO)
                                                        COMPARATIVE
                                         FUND                 INDEX*
--------------------------------------------------------------------------------
EUROPE
United Kingdom                           10.7%                 10.9%
France                                    4.3                   3.7
Netherlands                               2.2                   2.1
Spain                                     1.7                   1.5
Germany                                   1.7                   2.5
Sweden                                    1.6                   0.9
Switzerland                               1.4                   3.2
Finland                                   1.0                   0.8
Italy                                     1.0                   1.5
Denmark                                   0.7                   0.3
Other European Markets                    0.7                   1.3
--------------------------------------------------------------------------------
Subtotal                                 27.0%                 28.7%
--------------------------------------------------------------------------------
PACIFIC
Japan                                     7.7%                  7.5%
Singapore                                 3.4                   0.3
Hong Kong                                 2.9                   0.7
Australia                                 2.0                   2.0
New Zealand                               0.4                   0.1
Subtotal                                 16.4%                 10.6%
--------------------------------------------------------------------------------
EMERGING MARKETS
South Africa                              3.2%                  0.3%
Malaysia                                  2.5                   0.2
Thailand                                  2.5                   0.1
Indonesia                                 1.0                   0.1
Philippines                               0.9                   0.0
Other Emerging Markets                    0.8                   3.3
--------------------------------------------------------------------------------
Subtotal                                 10.9%                  4.0%
--------------------------------------------------------------------------------
NORTH AMERICA
United States                            37.8%                 54.3%
Canada                                    3.5                   2.4
--------------------------------------------------------------------------------
Subtotal                                 41.3%                 56.7%
--------------------------------------------------------------------------------
Cash Investments                          4.4%                   --
--------------------------------------------------------------------------------
Total                                   100.0%                100.0%
================================================================================

*MSCI All Country World Index Free.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
================================================================================
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or swap agreements.
================================================================================
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
================================================================================
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
================================================================================
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which are taxable to investors).
================================================================================

PERFORMANCE SUMMARY                                         AS OF APRIL 30, 2003
All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

GLOBAL EQUITY FUND
================================================================================
FISCAL-YEAR TOTAL RETURNS (%) AUGUST 14, 1995-APRIL 30, 2003
--------------------------------------------------------------------------------
                                               MSCI ALL COUNTRY WORLD
YEAR              GLOBAL EQUITY FUND                       INDEX FREE
--------------------------------------------------------------------------------
1995                             0.5                              1.8
1996                            17.0                             15.9
1997                            12.2                             16.1
1998                             0.0                             13.0
1999                            26.5                             26.0
2000                             4.5                              0.8
2001                            -7.7                            -25.2
2002                            -2.8                            -13.6
2003*                            7.2                              4.0
================================================================================
*Six months ended April 30, 2003.
Note: See Financial Highlights table on page 20 for dividend and capital gains information.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2003
This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

================================================================================
                                             ONE     FIVE        TEN YEARS
                           INCEPTION DATE   YEAR     YEAR  CAPITAL INCOME  TOTAL
--------------------------------------------------------------------------------
GLOBAL EQUITY FUND              8/14/1995 -16.62%   1.25%   4.54%  1.48%   6.02%
================================================================================

NOTICE TO SHAREHOLDERS
At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

o Elect trustees for the fund.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

================================================================================
TRUSTEE                     FOR                    WITHHELD       PERCENTAGE FOR
--------------------------------------------------------------------------------
John J. Brennan             3,117,824,410          76,410,619              97.6%
Charles D. Ellis            3,118,174,511          76,060,517              97.6
Rajiv L. Gupta              3,111,678,512          82,556,516              97.4
JoAnn Heffernan Heisen      3,119,254,807          74,980,222              97.7
Burton G. Malkiel           3,110,768,029          83,467,000              97.4
Alfred M. Rankin, Jr.       3,118,430,268          75,804,760              97.6
J. Lawrence Wilson          3,111,018,938          83,216,091              97.4
================================================================================
*Results are for all funds within the same trust.


o Change the fund's policy on investing in other mutual funds. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

================================================================================
                                                   BROKER            PERCENTAGE
FOR              AGAINST         ABSTAIN           NON-VOTES                FOR
--------------------------------------------------------------------------------
125,114,672      7,506,942       3,512,404         4,097,689              89.2%
================================================================================

Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS APRIL 30, 2003 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                          MARKET
                                                                          VALUE*
GLOBAL EQUITY FUND                                 SHARES                  (000)
================================================================================
COMMON STOCKS (95.6%)
--------------------------------------------------------------------------------
AUSTRALIA (2.0%)
  Australia & New Zealand
   Bank Group Ltd.                                126,783          $       1,479
* WMC Resources Limited                           504,000                  1,261
  Amcor Ltd.                                      200,688                  1,043
  Santos Ltd.                                     254,000                    922
  Orica Ltd.                                      140,900                    873
* Caltex Australia Ltd.                           464,144                    807
  Alumina Limited                                 224,000                    611
* Rinker Group Ltd.                                71,098                    216
  Iluka Resources Ltd.                             60,516                    156
  CSR Ltd.                                         71,098                     79
                                                         -----------------------
                                                                           7,447
                                                         -----------------------
CANADA (3.5%)
  Imperial Oil Ltd.                               101,700                  3,084
* Rogers Communications, Inc.
   Class B                                        220,000                  2,883
  Alcan Inc.                                       92,300                  2,702
  Abitibi-Consolidated Inc.                       242,500                  1,699
* Hudson's Bay Co.                                200,000                  1,415
  Fairmont Hotels & Resorts Inc.                   40,000                    920
* Stelco Inc. Class A                             283,500                    480
* Air Canada Class A                              790,100                    215
* Canadian Zinc Corp.                              70,000                      6
                                                         -----------------------
                                                                          13,404
                                                         -----------------------
CHINA (0.3%)
The Guangshen Railway Co., Ltd.                 5,824,500                  1,008
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
================================================================================
DENMARK (0.7%)
  TDC A/S                                          45,600          $       1,134
  Coloplast A/S B Shares                           10,100                    747
* William Demant A/S                               23,400                    584
  Bang & Olufsen A/S B Shares                       6,400                    129
                                                         -----------------------
                                                                           2,594
                                                         -----------------------
FINLAND (1.0%)
Sampo Oyj A Shares                                174,100                  1,263
Metso Oyj                                         114,800                  1,089
TietoEnator Oyj B Shares                           54,520                    904
M-Real Oyj B Shares                                90,200                    710
                                                         -----------------------
                                                                           3,966
                                                         -----------------------
FRANCE (4.3%)
* Arcelor                                         174,200                  1,971
  Carrefour SA                                     40,308                  1,753
  Vivendi Universal SA                             98,023                  1,597
  Cie. de St. Gobain SA                            42,600                  1,475
  BNP Paribas SA                                   30,222                  1,419
  Groupe Danone                                     9,700                  1,373
  Aventis SA                                       24,701                  1,235
  Pechiney SA A Shares                             40,399                  1,165
* Alcatel SA                                      126,900                  1,040
  AXA                                              62,400                    948
  SCOR SA                                         156,400                    862
  Thales SA                                        30,400                    813
* Atos Origin SA                                   17,900                    639
                                                         -----------------------
                                                                          16,290
                                                         -----------------------
12

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
================================================================================
GERMANY (1.7%)
Buderus AG                                         50,300          $       1,655
Bayerische Motoren Werke AG                        38,480                  1,283
E.On AG                                            25,020                  1,198
Fresenius Medical Care AG                          16,200                    813
Fresenius Medical Care AG ADR                      44,544                    761
Deutsche Post AG                                   56,000                    668
                                                         -----------------------
                                                                           6,378
                                                         -----------------------
GHANA (0.1%)
* Ashanti Goldfields Co., Ltd. GDR                116,200                    615
                                                         -----------------------
HONG KONG (2.9%)
  Television Broadcasts Ltd.                      751,000                  2,297
  SmarTone
   Telecommunications Ltd.                      1,447,290                  1,661
  Hysan Development Co., Ltd.                   1,433,227                  1,075
  Wheelock and Co. Ltd.                         1,408,000                    984
  Hong Kong Aircraft &
   Engineering Co., Ltd.                          338,000                    882
  i-CABLE Communications Ltd.                   3,579,000                    798
  Henderson Land
   Development Co. Ltd.                           318,000                    789
  Hong Kong Exchanges &
   Clearing Ltd.                                  605,000                    706
* Hong Kong and Shanghai
   Hotels Ltd.                                  1,350,000                    567
* First Pacific Co. Ltd.                        4,185,000                    461
  Asia Satellite
   Telecommunications
    Holdings Ltd.                                 247,000                    342
* Next Media Ltd.                               1,448,000                    329
* Mandarin Oriental
   International Ltd.                             698,690                    248
                                                         -----------------------
                                                                          11,139
                                                         -----------------------
INDONESIA (1.0%)
  PT Gudang Garam Tbk                           1,015,000                  1,012
* PT Astra International Tbk                    2,130,076                    743
  PT Semen Gresik Tbk                             752,000                    668
* PT Bank Indonesia Tbk                        23,931,000                    648
* PT Matahari Putra Prima Tbk                   8,563,000                    518
* PT Citra Marga Nusaphala
   Persada Tbk                                    774,000                     35
* PT Mulia Industrindo Tbk                        921,000                     16
                                                         -----------------------
                                                                           3,640
                                                         -----------------------
IRELAND (0.3%)
* Independent News & Media PLC                    525,488                    692
  Fyffes PLC                                      295,000                    458
* Independent News & Media PLC
   Rights Exp 5/14/03                             140,130                     74
                                                         -----------------------
                                                                           1,224
                                                         -----------------------
ITALY (1.0%)
Unicredito Italiano SpA                           286,400                  1,253
Luxottica Group SpA ADR                           107,100                  1,201
Saipem SpA                                        161,700                  1,128
Natuzzi SpA-SP ADR                                 31,400                    283
                                                         -----------------------
                                                                           3,865
                                                         -----------------------
JAPAN (7.7%)
  Nippon Telegraph and
   Telephone Corp.                                    456                  1,598
  Kirin Brewery Co., Ltd.                         206,000                  1,589
  Tokyo Gas Co., Ltd.                             404,000                  1,314
  Dai-Nippon Printing Co., Ltd.                   128,000                  1,243
  Ono Pharmaceutical Co., Ltd.                     35,500                  1,060
  Shiseido Co., Ltd.                               92,000                    840
  Omron Corp.                                      52,000                    837
  Nippon Oil Corp.                                206,000                    820
  Hitachi Ltd.                                    244,000                    814
  FamilyMart Co., Ltd.                             42,000                    801
  Yamaha Motor Co., Ltd.                          106,000                    789
  Toyo Seikan Kaisha Ltd.                          80,000                    713
  Aisin Seiki Co.                                  52,000                    701
  Fuji Photo Film Co., Ltd.                        26,000                    663
  Nisshinbo Industries, Inc.                      154,000                    660
  Tostem Inax Holding Corp.                        58,000                    619
  Nippon Sanso Corp.                              208,000                    583
  Mitsubishi Heavy Industries Ltd.                260,000                    578
  Sompo Japan Insurance Inc.                      122,000                    558
  Sumitomo Trust &
   Banking Co., Ltd.                              196,000                    555
  Sumitomo Forestry Co.                           150,000                    543
  Sumitomo Corp.                                  134,000                    539
  Rohm Co., Ltd.                                    5,200                    536
  NGK Insulators Ltd.                             106,000                    514
  Daiichi Pharmaceutical Co., Ltd.                 40,000                    506
  Lion Corp.                                      108,000                    465
  Tokyo Ohka Kogyo Co., Ltd.                       31,400                    452
  Sumitomo Chemical Co.                           166,000                    450
  Fuji Electric Co. , Ltd.                        246,000                    421
  Onward Kashiyama Co., Ltd.                       58,000                    417
  Mitsubishi Gas Chemical Co.                     278,000                    401
  Tokyo Broadcasting System, Inc.                  34,000                    399
  Koito Manufacturing Co., Ltd.                    86,000                    371
  Dentsu Inc.                                         122                    363
  Lintec Corp.                                     38,000                    350
  Bank of Yokohama Ltd.                            97,000                    342
  Glory Ltd.                                       16,000                    329
  Toppan Printing Co., Ltd.                        50,000                    317
  Noritake Co., Ltd.                              122,000                    304
  Nifco Inc.                                       26,000                    281
  Ezaki Glico Co.                                  50,000                    278
  Furukawa Electric Co.                           133,000                    244

================================================================================
                                                                          MARKET
                                                                          VALUE*
GLOBAL EQUITY FUND                                 SHARES                  (000)
================================================================================
  Komatsu Ltd.                                     64,000          $         244
  Nippon Broadcasting System, Inc.                 10,000                    244
  Daifuku Co., Ltd.                                86,000                    229
  Ryosan Co., Ltd.                                 22,800                    224
  JSR Corp.                                        20,000                    209
  Yamatake Corp.                                   40,000                    207
  Itochu Corp.                                     97,000                    203
  Inabata & Co., Ltd.                              49,000                    195
  Sankyo Seiko Co.                                 65,000                    195
  Sekisui Chemical Co.                             72,000                    185
  Calsonic Kansei Corp.                            44,000                    173
* SKY Perfect Communications Inc.                     174                    132
* UFJ Holdings Inc.                                   158                    127
  Mizuno Corp.                                     50,000                    119
  Kinden Corp.                                     36,000                    113
* Anritsu Corp.                                    28,000                     91
* Tsuzuki Denki Co., Ltd.                          23,000                     37
  ISB Corp.                                         3,000                     12
                                                         -----------------------
                                                                          29,096
                                                         -----------------------
MALAYSIA (2.5%)
* Celcom (Malaysia) Bhd.                        3,789,000                  2,722
  Resorts World Bhd.                              737,000                  1,619
  British American Tobacco Bhd.                   112,000                  1,120
  Carlsberg Brewery
   Malaysia Bhd.                                  274,500                    802
* CIMB Bhd.                                     1,094,000                    662
  Genting Bhd.                                    198,000                    625
* Commerce Asset Holdings Bhd.                    803,000                    621
* Multi-Purpose Holdings Bhd.                   1,630,000                    498
  PPB Group Bhd.                                  396,000                    461
  Kumpulan Guthrie Bhd.                           665,000                    368
                                                         -----------------------
                                                                           9,498
                                                         -----------------------
MEXICO (0.2%)
Telefonos de Mexico SA
 Class L ADR                                       10,500                    317
America Movil SA de CV
 Series L ADR                                       9,400                    158
Vitro SA ADR                                       45,000                     95
                                                         -----------------------
                                                                             570
                                                         -----------------------
NETHERLANDS (2.2%)
  Royal Dutch Petroleum Co.                        59,100                  2,417
  Heineken NV                                      51,900                  1,927
  Koninklijke (Royal) Philips
   Electronics NV                                  91,671                  1,705
* Koninklijke KPN NV                              186,154                  1,238
  Koninklijke Boskalis
   Westminster NV                                  24,033                    539
  Koninklijke Nedlloyd NV                          27,015                    377
                                                         -----------------------
                                                                           8,203
                                                         -----------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
================================================================================
NEW ZEALAND (0.4%)
Carter Holt Harvey Ltd.                           800,000          $         729
Telecom Corp. of
 New Zealand Ltd.                                 258,217                    692
Wrightson Ltd.                                    150,000                     92
                                                         -----------------------
                                                                           1,513
                                                         -----------------------
NORWAY (0.4%)
  DNB Holding ASA                                 165,000                    788
  Schibsted ASA                                    35,600                    412
* Rieber & Son ASA                                 37,000                    309
                                                         -----------------------
                                                                           1,509
                                                         -----------------------
PHILIPPINES (0.9%)
  Globe Telecom, Inc.                             160,600                  1,683
  Ayala Corp.                                   9,293,000                    708
  Jollibee Foods Corp.                          1,910,000                    601
* ABS-CBN Broadcasting Corp.                    2,121,000                    485
                                                         -----------------------
                                                                           3,477
                                                         -----------------------
SINGAPORE (3.4%)
  Jardine Matheson Holdings Ltd.                  434,902                  2,457
  Jardine Strategic Holdings Ltd.                 810,500                  2,026
  SembCorp Marine Ltd.                          2,788,000                  1,484
  Oversea-Chinese Banking
   Corp., Ltd.                                    269,000                  1,432
  Overseas Union Enterprise Ltd.                  391,000                  1,255
  Great Eastern Holdings Ltd.                     220,000                  1,171
  Singapore Press Holdings Ltd.                    91,100                    847
* BIL International Ltd.                        2,962,000                    826
  United Industrial Corp., Ltd.                 1,560,000                    628
  Fraser & Neave Ltd.                             126,700                    571
                                                         -----------------------
                                                                          12,697
                                                         -----------------------
SOUTH AFRICA (3.2%)
  Pretoria Portland Cement Co.                    145,100                  1,776
  Kersaf Investment Ltd.                          459,231                  1,641
  Anglo American PLC                               84,214                  1,220
  Firstrand Ltd.                                  958,000                    935
  RMB Holdings Ltd.                               677,000                    926
  Edgars Consolidated Stores Ltd.                 131,449                    917
* MTN Group Ltd.                                  510,000                    855
  JD Group Ltd.                                   258,646                    842
  SABMiller PLC                                    83,903                    577
  Gold Fields Ltd.                                 55,540                    564
* Hosken Consolidated
   Investments Ltd.                             1,103,148                    538
  Aveng Ltd.                                      421,700                    487
  Anglogold Ltd. ADR                               16,370                    462
  Barloworld Ltd.                                  59,200                    406
  SABMiller PLC
   (United Kingdom Shares)                          4,000                     28
                                                         -----------------------
                                                                          12,174
                                                         -----------------------
14

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
================================================================================
SOUTH KOREA (0.2%)
Samsung Electronics Co., Ltd.                         950          $         238
Kookmin Bank                                        7,000                    196
Hyundai Motor Co. Ltd.                              5,000                    118
POSCO                                               1,000                     84
Korea Electric Power Corp.                          5,000                     84
                                                         -----------------------
                                                                             720
                                                         -----------------------
SPAIN (1.7%)
  Banco Popular Espanol SA                         39,800                  1,930
  Acerinox SA                                      42,100                  1,569
  Acciona SA                                       29,600                  1,420
* NH Hoteles SA                                   121,500                  1,092
  Viscofan SA                                      43,800                    310
  Prosegur Cia de Seguridad SA
   (Registered)                                    18,400                    238
                                                         -----------------------
                                                                           6,559
                                                         -----------------------
SWEDEN (1.6%)
  Svenska Handelsbanken AB
   A Shares                                       112,200                  1,783
  Svenska Cellulosa AB B Shares                    45,600                  1,544
* Telefonaktiebolaget LM Ericsson
   AB Class B                                   1,437,600                  1,309
  Assa Abloy AB                                    93,500                    892
  Hoganas AB B Shares                              24,750                    461
* ABB Ltd.                                         35,888                    110
  OM AB                                            19,200                    110
                                                         -----------------------
                                                                           6,209
                                                         -----------------------
SWITZERLAND (1.4%)
  Novartis AG (Registered)                         46,640                  1,840
  SGS Societe Generale de
   Surveillance Holding SA
    (Registered)                                    4,650                  1,627
  Cie. Financiere Richemont AG                     82,900                  1,226
* Publigroupe SA                                    1,940                    359
* Sarna Kunststoff Holding AG
   (Registered)                                     1,000                     88
* Phoenix Mecano AG                                   200                     34
* Syngenta AG                                         296                     15
                                                         -----------------------
                                                                           5,189
                                                         -----------------------
THAILAND (2.5%)
  Siam Cement PLC Non-Voting
   Depository Receipts                          1,170,000                  3,302
  Advanced Information
   Services Co. Ltd. (Foreign)                  1,662,000                  1,745
  Siam Cement PLC (Foreign)                       472,000                  1,398
* Kasikornbank Public Co. Ltd.
   (Foreign)                                    1,455,000                  1,230
* National Finance &
   Securities PLC (Foreign)                     1,603,000                    464
  MBK Development
   Public Co. Ltd. (Foreign)                      425,000                    352
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
================================================================================
  GMM Grammy
   Public Co. Ltd. (Foreign)                      642,000          $         325
  GMM Grammy Public Co. Ltd.
   Non-Voting Depository Receipts                 286,000                    145
  Post Publishing PLC (Foreign)                   130,000                    121
* Siam Commercial Bank PLC
   (Foreign)                                      120,000                     96
* Golden Land Property
   Development Public Co. Ltd.
    (Foreign)                                     225,645                     45
  Matichon PLC (Foreign)                           25,000                     34
* Golden Land Property
   Development Public Co. Ltd.
    Non-Voting Depository Receipts                 87,465                     17
                                                         -----------------------
                                                                           9,274
                                                         -----------------------
UNITED KINGDOM (10.7%)
  Shell Transport & Trading Co. PLC               425,000                  2,546
  Hanson PLC                                      384,250                  2,153
  Diageo PLC                                      186,628                  2,070
  Rio Tinto PLC                                   105,000                  2,007
  Reed Elsvier PLC                                250,000                  1,994
  Barclays PLC                                    279,600                  1,931
  Rentokil Initial PLC                            582,000                  1,739
  Associated British Ports
   Holdings PLC                                   260,400                  1,634
  Arriva PLC                                      292,333                  1,497
  BAA PLC                                         182,500                  1,409
  Reckitt Benckiser PLC                            79,290                  1,398
  Cable and Wireless PLC                        1,123,000                  1,351
  Vodafone Group PLC                              658,000                  1,299
  BAE Systems PLC                                 626,000                  1,271
  Boots Group PLC                                 132,500                  1,212
  BP PLC                                          187,000                  1,185
  Pilkington PLC                                1,159,500                  1,130
  The Sage Group PLC                              494,000                  1,095
  Provident Financial PLC                         118,456                  1,087
* Intertek Testing Services PLC                   183,000                  1,060
  WPP Group PLC                                   147,500                  1,050
  Compass Group PLC                               226,735                  1,044
  Smiths Group PLC                                 87,810                    939
  Tesco PLC                                       278,000                    880
  BT Group PLC                                    290,600                    833
  Capita Group PLC                                201,000                    814
  Stagecoach Group PLC                            998,240                    702
  Hilton Group PLC                                255,000                    624
  The Peninsular & Oriental
   Steam Navigation Co.                           147,000                    453
* Enodis PLC                                      665,400                    370
  Kidde PLC                                       291,000                    335
  Carnival PLC                                     10,814                    270
  TBI PLC                                         316,000                    241
  EMI Group PLC                                   109,000                    209

================================================================================
                                                                          MARKET
                                                                          VALUE*
GLOBAL EQUITY FUND                                 SHARES                  (000)
================================================================================
  Sygen International PLC                         286,000          $         206
  Devro PLC                                       173,000                    182
  Granada PLC                                      66,735                     73
  MyTravel Group PLC                              404,500                     71
* Telewest Communications PLC                     331,500                     11
                                                         -----------------------
                                                                          40,375
                                                         -----------------------
UNITED STATES (37.8%)
AUTO & Transportation (2.7%)
  Burlington Northern
   Santa Fe Corp.                                 171,500                  4,829
* Kansas City Southern                            186,200                  2,061
* Northwest Airlines Corp. Class A                227,700                  1,874
  Delphi Corp.                                    163,922                  1,377

CONSUMER DISCRETIONARY (9.5%)
* Liberty Media Corp.                             345,804                  3,804
* PRIMEDIA Inc.                                 1,302,600                  3,387
  Ethan Allen Interiors, Inc.                      95,500                  3,216
  International Speedway Corp.                     79,400                  3,121
* Mandalay Resort Group                           115,200                  3,044
  Waste Management, Inc.                          115,700                  2,513
* Yahoo! Inc.                                      81,565                  2,021
* Toys R Us, Inc.                                 191,900                  1,967
  Eastman Kodak Co.                                62,400                  1,866
  Hasbro, Inc.                                    115,700                  1,851
* Costco Wholesale Corp.                           50,400                  1,745
* Saks Inc.                                       182,300                  1,632
  Mattel, Inc.                                     74,600                  1,622
  Reader's Digest Association, Inc.               129,300                  1,552
  J.C. Penney Co., Inc.
   (Holding Company)                               86,300                  1,472
  Sabre Holdings Corp.                             51,430                  1,075
  Carnival Corp.                                    2,703                     75

CONSUMER STAPLES (2.3%)
  McCormick & Co., Inc.                           109,000                  2,702
  Altria Group, Inc.                               69,700                  2,143
* Rite Aid Corp.                                  583,000                  1,982
  Sara Lee Corp.                                  115,800                  1,943

FINANCIAL SERVICES (4.6%)
  Moody's Corp.                                    73,300                  3,540
  Mercury General Corp.                            73,900                  3,252
  American Express Co.                             72,397                  2,741
  MBIA, Inc.                                       57,300                  2,561
  Unitrin, Inc.                                    82,000                  2,026
* Host Marriott Corp. REIT                        243,000                  1,876
  Plum Creek Timber Co. Inc. REIT                  64,854                  1,509
* Conseco Inc.                                    495,000                     15
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
================================================================================
HEALTH CARE (2.3%)
  Bristol-Myers Squibb Co.                        133,300          $       3,404
  IMS Health, Inc.                                221,030                  3,404
  Baxter International, Inc.                       74,400                  1,711

OTHER ENERGY (0.8%)
Baker Hughes, Inc.                                 80,500                  2,254
Massey Energy Co.                                  90,200                    941

MATERIALS & PROCESSING (4.9%)
  Agrium, Inc.                                    405,850                  4,590
* Scotts Co.                                       66,900                  3,810
* Inco Ltd.                                       142,800                  2,625
  Temple-Inland Inc.                               57,600                  2,609
  Freeport-McMoRan
   Copper & Gold, Inc. Class B                    146,600                  2,538
  PPG Industries, Inc.                             46,100                  2,236
* LTV Corp.                                       268,000                      1

PRODUCER DURABLES (1.1%)
* Xerox Corp.                                     425,900                  4,199

TECHNOLOGY (5.0%)
* Nortel Networks Corp.                         1,684,130                  4,345
* Lucent Technologies, Inc.                     1,795,600                  3,232
* Dell Computer Corp.                              90,200                  2,608
* Unisys Corp.                                    183,400                  1,907
* Sun Microsystems, Inc.                          557,100                  1,838
  Raytheon Co.                                     53,100                  1,589
  Hewlett-Packard Co.                              91,400                  1,490
  Intel Corp.                                      80,900                  1,489
* Palm, Inc.                                       29,035                    278

UTILITIES (3.8%)
* Qwest Communications
   International Inc.                           1,103,400                  4,160
* Comcast Corp. Special Class A                   134,200                  4,034
* NEXTEL Communications, Inc.                     264,600                  3,913
  SBC Communications Inc.                          91,316                  2,133

OTHER (0.8%)
* Berkshire Hathaway Inc. Class B                   1,320                  3,078
                                                         -----------------------
                                                                         142,810
                                                         -----------------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $374,937)                                                         361,443
================================================================================

                                                     FACE                MARKET
                                                   AMOUNT                 VALUE*
                                                    (000)                  (000)
================================================================================
TEMPORARY CASH INVESTMENTS (7.9%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 1.32%, 5/1/2003                                  $14,159          $      14,159
 1.32%, 5/1/2003--Note G                           15,699                 15,699
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $29,858)                                                           29,858
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.5%)
 (Cost $404,795)                                                         391,301
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.5%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      5,195
Security Lending Collateral Payable
 to Brokers--Note G                                                     (15,699)
Other Liabilities                                                        (2,539)
                                                         -----------------------
                                                                        (13,043)
                                                         -----------------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 33,982,987 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                               $378,258
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                 $11.13
================================================================================

*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.
REIT--Real Estate Investment Trust.


================================================================================
                                                   AMOUNT                    PER
                                                    (000)                  SHARE
================================================================================
AT APRIL 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                  $392,773                $11.56
Undistributed Net
 Investment Income                                  1,388                   .04
Accumulated Net Realized Losses                    (2,423)                 (.07)
Unrealized Appreciation
 (Depreciation)
 Investment Securities                            (13,494)                 (.40)
 Foreign Currencies                                    14                    --
--------------------------------------------------------------------------------
NET ASSETS                                       $378,258                $11.13
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

GLOBAL EQUITY FUND
================================================================================
                                                 SIX MONTHS ENDED APRIL 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends*                                                             $ 3,227
 Interest                                                                   128
 Security Lending                                                            66
--------------------------------------------------------------------------------
   Total Income                                                           3,421
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
 Basic Fee                                                                  597
 Performance Adjustment                                                     196
The Vanguard Group--Note C
 Management and Administrative                                              654
 Marketing and Distribution                                                  19
Custodian Fees                                                              125
Shareholders' Reports and Proxies                                            18
--------------------------------------------------------------------------------
   Total Expenses                                                         1,609
--------------------------------------------------------------------------------
Expenses Paid Indirectly--Note D                                            (69)
--------------------------------------------------------------------------------
   Net Expenses                                                           1,540
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     1,881
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                              (2,402)
 Foreign Currencies                                                         (30)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 (2,432)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                   20,228
 Foreign Currencies                                                          10
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         20,238
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $19,687
================================================================================
*Dividends are net of foreign witholding taxes of $286,000.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

GLOBAL EQUITY FUND
================================================================================
                                           SIX MONTHS                      YEAR
                                                ENDED                     ENDED
                                       APRIL 30, 2003             OCT. 31, 2002
                                                (000)                      (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                        $ 1,881                   $ 1,720
 Realized Net Gain (Loss)                      (2,432)                      987
 Change in Unrealized Appreciation
   (Depreciation)                              20,238                   (20,941)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                   19,687                   (18,234)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                         (1,743)                   (1,529)
 Realized Capital Gain*                          (436)                   (5,605)
--------------------------------------------------------------------------------
  Total Distributions                          (2,179)                   (7,134)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                       174,886                   168,543
 Issued in Lieu of Cash Distributions           2,014                     6,619
 Redeemed                                     (38,669)                  (71,244)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                 138,231                   103,918
--------------------------------------------------------------------------------
  Total Increase (Decrease)                   155,739                    78,550
--------------------------------------------------------------------------------
Net Assets
Beginning of Period                           222,519                   143,969
--------------------------------------------------------------------------------
End of Period                                $378,258                  $222,519
================================================================================
1Shares Issued (Redeemed)
 Issued                                        16,159                    14,143
 Issued in Lieu of
  Cash Distributions                              186                       582
 Redeemed                                      (3,604)                   (6,217)
--------------------------------------------------------------------------------
Net Increase (Decrease) in
 Shares Outstanding                            12,741                     8,508
================================================================================

*Includes fiscal 2003 and 2002 short-term gain distributions totaling $0 and $510,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per- share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

GLOBAL EQUITY FUND

=================================================================================================================================
                                                          SIX MONTHS ENDED                           YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              APRIL 30, 2003            2002       2001      2000     1999     1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.48          $11.31     $13.71    $14.10   $12.11   $12.79
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .06             .09        .13       .26      .20      .19
 Net Realized and Unrealized Gain (Loss) on Investments                .69            (.36)     (1.10)      .37     2.80     (.20)
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     .75            (.27)      (.97)      .63     3.00     (.01)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.08)           (.12)      (.26)     (.18)    (.26)    (.23)
 Distributions from Realized Capital Gains                            (.02)           (.44)     (1.17)     (.84)    (.75)    (.44)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (.10)           (.56)     (1.43)    (1.02)   (1.01)    (.67)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $11.13          $10.48     $11.31    $13.71   $14.10   $12.11
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                        7.19%          -2.78%     -7.72%     4.45%   26.52%    0.04%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                 $378            $223       $144      $140     $125     $121
 Ratio of Total Expenses to Average Net Assets                     1.10%**           1.19%      1.08%     0.70%    0.71%    0.68%
 Ratio of Net Expenses to Average Net Assets--Note D               1.05%**           1.11%      1.08%     0.70%    0.71%    0.68%
 Ratio of Net Investment Income to Average Net Assets              1.29%**           0.86%      1.10%     1.88%    1.39%    1.47%
 Portfolio Turnover Rate                                               11%             14%        27%       31%      36%      34%
=================================================================================================================================

*Total returns do not reflect the 1% fee assessed through April 6, 2001, on redemptions of shares held for less than five years.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Marathon Asset Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to the Morgan Stanley Capital International All Country World Index Free. For the six months ended April 30, 2003, the investment advisory fee represented an effective annual basic rate of 0.41% of the fund's average net assets before an increase of $196,000 (0.13%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2003, the fund had contributed capital of $65,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.07% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended April 30, 2003, these arrangements reduced the fund's expenses by $69,000 (an annual rate of 0.05% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     During the six months ended April 30, 2003, the fund realized net foreign currency losses of $30,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

     At April 30, 2003, net unrealized depreciation of investment securities for tax purposes was $13,494,000, consisting of unrealized gains of $31,837,000 on securities that had risen in value since their purchase and $45,331,000 in unrealized losses on securities that had fallen in value since their purchase.

     The fund had net unrealized foreign currency gains of $14,000 resulting from the translation of other assets and liabilities at April 30, 2003.

F. During the six months ended April 30, 2003, the fund purchased $144,890,000 of investment securities and sold $15,811,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2003, was $13,313,000, for which the fund held cash collateral of $15,699,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

INVESTING IS FAST AND EASY ON VANGUARD.COM
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control of your own  investments.  Vanguard.com(R)  was built for you--and  it's getting  better  all the  time.

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                                                                              23

CAPITALIZE ON YOUR IRA
Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

     Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.
o    CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR.
     It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.
o    MAKE IT  AUTOMATIC.
     Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.
o    CONSIDER COST.
     The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.
o    REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS.
     Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.

================================================================================
JOHN J. BRENNAN*
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the (1987) investment companies served by The Vanguard Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS
The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates (international business (2001) strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.
--------------------------------------------------------------------------------
RAJIV L. GUPTA
Chairman and Chief Executive Officer (since October 1999), Vice Chairman (January-September 1999), and Vice (2001) President (prior to September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of Drexel University.
--------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (1998) (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.
--------------------------------------------------------------------------------
BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (1977) (Irish investment fund) (since November
2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).
--------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ (1993) lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard Products Company (a supplier for the automotive industry).
--------------------------------------------------------------------------------
J. LAWRENCE WILSON
Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel (1985) engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
================================================================================
EXECUTIVE OFFICERS*
R. GREGORY BARTON
Secretary; Managing Director and General Counsel of The Vanguard Group, Inc. (since September 1997); Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Principal of The Vanguard Group (prior to September 1997).
--------------------------------------------------------------------------------
THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
================================================================================
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

                                                                     [SHIP LOGO]
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ABOUT OUR COVER
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are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's  shareholders.  It may not be distributed
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     To receive a free copy of the  prospectus  or the  Statement of  Additional
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All  comparative  mutual fund data are from Lipper  Inc. or  Morningstar,  Inc.,
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                                               (C) 2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                    Q1292 062003

                                                                   [FRONT COVER]

VANGUARD(R) STRATEGIC EQUITY FUND

SEMIANNUAL REPORT

APRIL 30, 2003

                                                                     [SHIP LOGO]

                                                         [THE VANGUARD GROUP[R]]

ETERNAL PRINCIPLES
Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

================================================================================
SUMMARY
* Vanguard Strategic Equity Fund returned 7.6% during the six months ended April 30, 2003, surpassing the average return of peer funds.
* The broad U.S. stock market drifted in mostly negative territory before producing a strong April rally and ending the half-year with a 5.0% gain.
* Stocks chosen by the adviser in the consumer discretionary and financial services sectors were the leading contributors to the fund's advance.
================================================================================

================================================================================
CONTENTS
   1   Letter from the Chairman
   4   Report from the Adviser
   7   Fund Profile
   8   Glossary of Investment Terms
   9   Performance Summary
  10   Results of Proxy Voting
  11   Financial Statements
  20   Advantages of Vanguard.com
================================================================================

LETTER FROM THE CHAIRMAN
                                                                         [PHOTO]
                                                               [JOHN J. BRENNAN]
FELLOW SHAREHOLDER,
Vanguard Strategic Equity Fund returned 7.6% during the fiscal half-year ended April 30, 2003. That result outdistanced both the average return of the fund's peer group and the return of the broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index. The fund's performance matched that of its primary benchmark,the Russell 2800 Index.

     The adjacent table shows the total returns--capital change plus reinvested dividends--for the fund and its benchmarks. Information about the per-share components of the fund's return appears in the table on page 3.

================================================================================
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                  APRIL 30, 2003
--------------------------------------------------------------------------------
VANGUARD STRATEGIC EQUITY FUND                                          7.6%
Average Mid-Cap Core Fund*                                              4.9
Russell 2800 Index**                                                    7.6
Wilshire 5000 Index                                                     5.0
================================================================================
*Derived from data provided by Lipper Inc.
**Consists of the Russell 3000 Index (the 3,000 largest U.S. stocks) minus the 200 largest stocks.

STOCKS OPENED AND CLOSED STRONGLY
During the six months ended April 30, the Wilshire 5000 Index returned 5.0%, a performance reflecting strong rallies at the beginning and end of the period. Inside these bookends, however, stock prices drifted lower, depressed by investor apprehension about geopolitical tensions and the generally glum economic news. Although the U.S. military campaign in Iraq was brief and successful, economic uncertainty remained. Consumer spending remained strong, but the job market deteriorated and the red-hot residential real estate market began to cool. The broad economy registered anemic growth.

     Small stocks, as represented by the Russell 2000 Index, performed better than the large stocks in the Russell 1000 Index, while growth stocks (those that are expected to produce rapid earnings growth) and value stocks (those that generally trade at below-market valuations) produced similar returns.

     Overseas, Asian stock markets were hit especially hard, but as a group, international stocks produced a modest positive return for U.S.-based investors.

BONDS DEFIED EXPECTATIONS
Bonds generated surprisingly strong results, with the Lehman Brothers Aggregate Bond Index--a broad measure of the taxable bond market-- returning 4.3%. Bond yields began the fiscal half-year at their lowest levels in 40 years, which would generally portend unimpressive returns, but the bond market rallied further, in part because of a strong rebound in hard-hit corporate bonds. Long- and intermediate-term interest rates fell somewhat during the period, and the yield of the 3-month U.S. Treasury bill--a fair proxy for money market yields--declined 34 basis points (0.34 percentage point) to 1.11%.

A STRONG APRIL PROPELLED THE FUND TO A SOLID SIX-MONTH GAIN
The small- and mid-capitalization stocks that largely make up the Strategic Equity Fund rose 6.8% in April's market rally, leading the fund to a strong 7.6% advance for the first half of its 2003 fiscal year. The biggest boost came from holdings in the fund's two largest sectors, consumer discretionary and financial services. The fund also enjoyed good results from stocks in the utilities and materials & processing sectors--its holdings in each rose about 15%--as well as in technology.

================================================================================
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
                                                  SIX         ONE          FIVE
                                               MONTHS        YEAR         YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                   4.8%      -13.5%         -2.3%
Russell 2000 Index (Small-caps)                   7.6       -20.8          -2.5
Wilshire 5000 Index (Entire market)               5.0       -13.6          -2.6
MSCI All Country World Index Free
 ex USA (International)                           3.1       -15.2          -4.9
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                       4.3%       10.5%          7.6%
 (Broad taxable market)
Lehman Municipal Bond Index                       3.6         8.5           6.3
Citigroup 3-Month Treasury Bill Index             0.6         1.5           4.0
--------------------------------------------------------------------------------
CPI
Consumer Price Index                              1.4%        2.2%          2.5%
================================================================================
*Annualized.

     Detracting from the half-year return were Strategic Equity's selections among consumer staples stocks (the overall market's chief laggards for the period), integrated oil companies, and the multi-industry companies that make up the "other" category.

     You'll find more information about the fund's individual holdings in the Report from the Adviser on page 4.

RELATIVE PERFORMANCE WAS AGAIN IMPRESSIVE
Helped by our significant cost advantage, Strategic Equity's six-month return easily outdistanced the average result for peer funds. Your fund's annualized expense ratio of 0.51% was close to a full percentage point lower than the 1.39% average expense ratio posted by competitor funds in 2002. This cost difference--savings that can work in your favor year after year--made a significant contribution to Strategic Equity's outperformance.

     Relative to the Russell 2800 Index, the fund posted superior returns in the consumer discretionary, materials & processing, financial services, and utilities sectors. Inferior selection among health care and technology stocks, however, led the fund to underperform the index in those areas. For example, while the fund's tech holdings rose 9%, the index's tech stocks did twice as well.

================================================================================
Whatever awaits investors through the rest of 2003 and beyond, you can count on the Strategic Equity Fund to maintain its disciplined, quantitative approach to seeking superior returns.
================================================================================

YOUR FUND WILL KEEP ITS STEADY COURSE
The stock market has certainly tried investors' patience in recent years, and it remains to be seen whether the recent turnaround represents the end of the historic bear market. But whatever awaits investors through the rest of 2003 and beyond, you can count on the Strategic Equity Fund to maintain its disciplined, quantitative approach to seeking superior returns--an approach that has rewarded long-term shareholders since the fund's inception in 1995. Remember, however, that Strategic Equity is most appropriate as just one component of a well-diversified mix of stock, bond, and money market investments tailored to each investor's personal situation. A balanced and diversified approach is the proven way to build long-term wealth.

     Thank you for entrusting your assets to us. We look forward to reporting to you in six months.


SINCERELY,

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

MAY 9, 2003


================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE              OCTOBER 31, 2002-APRIL 30, 2003
                                                         DISTRIBUTIONS PER SHARE
--------------------------------------------------------------------------------
                                  STARTING         ENDING      INCOME    CAPITAL
                               SHARE PRICE    SHARE PRICE    DIVIDENDS     GAINS
--------------------------------------------------------------------------------
STRATEGIC EQUITY FUND              $13.01          $13.86       $0.13     $0.00
================================================================================

REPORT FROM THE ADVISER
The U.S. stock market rallied in the first six months of Vanguard Strategic Equity Fund's fiscal year, hopefully signaling the end of the long bear market, and not a repeat of its pattern during the fund's 2002 fiscal year, when strong performance in the first half of the year was more than reversed in the second half. The mid- and small-capitalization stocks that make up the fund's benchmark, the Russell 2800 Index, rose 7.6%.

     The fund's performance over the semiannual period exactly matched that of the benchmark, which is simply a coincidence for an actively managed fund like Strategic Equity. The end result masks the actual month-to-month performance deviations that occurred. The fiscal year began on a sour note, with the fund trailing its benchmark by more than 2 percentage points in November. Over the next four months, the fund outperformed the index by about 3 percentage points, only to lose almost 1 percentage point in relative performance in April. We are certainly not satisfied with simply matching the index's return. However, as discussed below, we recognize that the market environment during the reporting period did not generally favor our investment approach.

================================================================================
INVESTMENT PHILOSOPHY
The adviser believes that superior long-term investment results can be achieved by using quantitative models to identify mid- and small-capitalization stocks that offer the best investment opportunities. Among the characteristics the adviser believes will distinguish such opportunities are relative value, earnings potential, and recognition in the marketplace.
================================================================================

OUR PERFORMANCE
We select stocks by executing a "best in breed" strategy, sometimes referred to as a "growth at a reasonable price" approach. Using computer models, we assess thousands of securities each day in our attempt to identify those stocks having the best combination of favorable valuations and unrecognized earnings growth potential. Our assessment of securities is grounded in fundamental investment analysis but is applied using proprietary computer models. This quantitative approach allows us to be objective and consistent in our evaluation of potential investment opportunities. The fund's portfolio is constructed to minimize unintended underexposure or overexposure to any particular market sector. Specifically, we do not try to predict which sectors will perform well; rather, we focus entirely on selecting stocks we believe will outperform their peers while building a portfolio that closely resembles the market-capitalization and industry weightings of the Russell 2800 Index.

     Over the past six months, the results of our stock selection were mixed. On the negative side, we faced the general challenge of a market that did not favor what we tend to buy: companies that have a history of earnings consistency and likely prospects of building on that history. In a sign that the economy might be recovering, the market instead favored those companies whose prospects were the most uncertain--that is, companies that were expected to lose money in the near term but that could be expected to benefit the most from a pickup in the economy. Given that we did not have much representation among these stocks, these "errors of omission" as a group hurt our results. Many once-high-flying technology stocks that collapsed during the bear market fit this description.

     On a more positive note, our specific stock picks performed well on the whole. There were a few shortfalls--most notably in the business services industry, where our overweighted positions in Overture Services (an online search engine) and Network Associates (a network management and security firm) performed poorly. But the fund also benefited from several very successful holdings. Our focus on homebuilders (such as the Ryland Group, which gained 30% over the period) was a boon to the fund's consumer holdings. In addition, some of the larger positions among our retail holdings, including Abercrombie & Fitch (up 85%) and Rent-A-Center (up 45%), did quite well. Two notable events helped specific fund holdings: Sealed Air, a packaging manufacturer, more than doubled its share price following the resolution of an asbestos-related lawsuit; and Expedia, an online travel services provider, jumped more than 50% due to strong growth and a takeover bid that reflected a substantial premium to its then-current share price.

THE FUND'S POSITIONING
Given the current state of the equity markets, the Strategic Equity Fund is much more representative of the broad mid- and small-cap segments than it has been for the past several years. In the market bubble of the late 1990s, the fund became increasingly defensive as the valuation gap between companies in the same industries widened significantly, and we tended to favor those we considered to have the most realistic valuations. Over the course of the bear market that started in March 2000 (and that we hope ended last fall), these valuation gaps narrowed significantly, to the point where a broader array of securities became attractive. Overall, the fund remains broadly diversified in terms of offering exposure to all segments of the mid- and small-cap markets.

     Given the headwind that our strategy faced over the semiannual period, we are reassured that the Strategic Equity Fund's return matched that of its benchmark. Looking forward, we continue to believe that building a portfolio of securities representing a combination of realistic valuations and demonstrated earnings growth potential is an appropriate way to construct a fund to provide our shareholders with attractive long-term returns.

     Thank you for your support and your trust in our stewardship.

George U. Sauter, Managing Director
Joel M. Dickson, Principal
Vanguard Quantitative Equity Group

May 13, 2003



================================================================================
NEW PERFORMANCE BENCHMARK
In June 2003, Vanguard Strategic Equity Fund's primary performance benchmark will change from the Russell 2800 Index to the Morgan Stanley Capital International (MSCI) US Small + Mid Cap 2200 Index, a market-capitalization weighted composite of the MSCI US Small Cap 1750 Index and the MSCI US Mid Cap 450 Index. Vanguard believes that the new benchmark will more accurately reflect the performance of U.S. mid- and small-cap stocks, the fund's targeted investment universe. The change will not affect the fund's investment objective, and the adviser will continue using the same quantitative techniques to invest in U.S. mid-and small-cap stocks. The new performance benchmark will appear in your next shareholder report.
================================================================================

FUND PROFILE                                                AS OF APRIL 30, 2003
This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 8.

STRATEGIC EQUITY FUND
================================================================================
PORTFOLIO CHARACTERISTICS
                                                    COMPARATIVE          BROAD
                                      FUND                INDEX*         INDEX**
--------------------------------------------------------------------------------
Number of Stocks                       216                2,708          5,546
Median Market Cap                    $3.3B                $3.1B         $28.2B
Price/Earnings Ratio                 13.7x                20.4x          20.8x
Price/Book Ratio                      2.0x                 2.0x           2.6x
Yield                                 1.0%                 1.6%           1.7%
Return on Equity                     13.3%                14.1%          20.9%
Earnings Growth Rate                 17.3%                10.2%           8.6%
Foreign Holdings                      0.2%                 0.0%           0.3%
Turnover Rate                         81%+                   --             --
Expense Ratio                       0.51%+                   --             --
Cash Investments                      0.1%                   --             --
================================================================================


================================================================================
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
NEXTEL Communications, Inc.                   1.3%
 (telecommunications)
Praxair, Inc.                                  1.2
 (chemicals)
Burlington Resources, Inc.                     1.1
 (energy)
First Tennessee National Corp.                 1.1
 (banking)
Ryland Group, Inc.                             1.0
 (real estate)
Abercrombie & Fitch Co.                        1.0
 (retail)
Liz Claiborne, Inc.                            1.0
 (consumer products)
Countrywide Financial Corp.                    1.0
 (financial services)
Rent-A-Center, Inc.                            1.0
 (rental and lease services)
J.C. Penney Co., Inc. (Holding Company)        1.0
 (retail)
--------------------------------------------------------------------------------
Top Ten 10.7%
================================================================================
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


================================================================================
VOLATILITY MEASURES
                                  COMPARATIVE                     BROAD
                      FUND              INDEX*      FUND          INDEX**
--------------------------------------------------------------------------------
R-Squared             0.95             1.00         0.82          1.00
Beta                  0.79             1.00         0.78          1.00
================================================================================


================================================================================
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                    COMPARATIVE          BROAD
                                      FUND                INDEX*         INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                  3.3%                 3.1%           2.6%
Consumer Discretionary                20.4                 18.6           15.6
Consumer Staples                       1.6                  2.9            6.8
Financial Services                    24.1                 22.8           22.5
Health Care                           13.2                 12.3           14.2
Integrated Oils                        1.0                  0.9            3.6
Other Energy                           4.2                  4.6            2.1
Materials & Processing                 6.1                  7.5            3.7
Producer Durables                      5.9                  6.5            3.9
Technology                             9.5                 11.2           13.2
Utilities                              8.6                  8.1            6.9
Other                                  2.0                  1.5            4.9
--------------------------------------------------------------------------------
Cash Investments                       0.1%                 0.0%           0.0%
================================================================================

================================================================================
INVESTMENT FOCUS
 MARKET CAP --- MEDIUM
 STYLE      --- BLEND
================================================================================

                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

*Russell 2800 Index.
**Wilshire 5000 Index
+Annualized.

GLOSSARY OF INVESTMENT TERMS

================================================================================
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
================================================================================
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
================================================================================
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
================================================================================
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
================================================================================
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
================================================================================
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
================================================================================
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
================================================================================
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
================================================================================
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
================================================================================
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
================================================================================
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
================================================================================
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
================================================================================

PERFORMANCE SUMMARY AS OF APRIL 30, 2003
All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

STRATEGIC EQUITY FUND
================================================================================
FISCAL-YEAR TOTAL RETURNS (%) AUGUST 14, 1995-APRIL 30, 2003
--------------------------------------------------------------------------------
YEAR           STRATEGIC EQUITY FUND            RUSSELL 2800 INDEX
--------------------------------------------------------------------------------
1995                       1.7                              1.0
1996                      23.4                             18.8
1997                      35.8                             28.9
1998                     -10.4                             -0.1
1999                      21.3                             16.6
2000                      18.8                             22.2
2001                      -6.5                            -16.8
2002                      -4.0                             -8.8
2003*                      7.6                              7.6
================================================================================
*Six months ended April 30, 2003.
Note: See Financial Highlights table on page 17 for dividend and capital gains information.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

================================================================================
                                             ONE    FIVE       SINCE INCEPTION
                           INCEPTION DATE   YEAR    YEARS   CAPITAL INCOME TOTAL
--------------------------------------------------------------------------------
STRATEGIC EQUITY FUND          8/14/1995  -17.62%   1.28%    8.26%  1.18%  9.44%
================================================================================

NOTICE TO SHAREHOLDERS
At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

o Elect trustees for each fund.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

================================================================================
TRUSTEE                     FOR                    WITHHELD       PERCENTAGE FOR
--------------------------------------------------------------------------------
John J. Brennan             3,117,824,410          76,410,619              97.6%
Charles D. Ellis            3,118,174,511          76,060,517              97.6
Rajiv L. Gupta              3,111,678,512          82,556,516              97.4
JoAnn Heffernan Heisen      3,119,254,807          74,980,222              97.7
Burton G. Malkiel           3,110,768,029          83,467,000              97.4
Alfred M. Rankin, Jr.       3,118,430,268          75,804,760              97.6
J. Lawrence Wilson          3,111,018,938          83,216,091              97.4
================================================================================
*Results are for all funds within the same trust.

o Change the fund's policy on investing in other mutual funds. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

================================================================================
                                                       BROKER
FOR                AGAINST           ABSTAIN          NON-VOTES   PERCENTAGE FOR
--------------------------------------------------------------------------------
575,888,731        27,208,098       14,325,166       13,877,672            91.2%
================================================================================
Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                            AS OF APRIL 30, 2003 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                          MARKET
                                                                          VALUE*
STRATEGIC EQUITY FUND                              SHARES                  (000)
================================================================================
COMMON STOCKS (99.7%)(1)
--------------------------------------------------------------------------------
AUTO & Transportation (3.3%)
  PACCAR, Inc.                                    159,000          $       9,287
* Lear Corp.                                      157,200                  6,247
* American Axle & Manufacturing
   Holdings, Inc.                                 204,400                  5,094
* ExpressJet Holdings, Inc.                       243,800                  2,816
  Delphi Corp.                                    319,400                  2,683
  CSX Corp.                                        82,400                  2,635
* Kansas City Southern                            205,400                  2,274
  Roadway Corp.                                    48,800                  1,809
                                                         -----------------------
                                                                          32,845
                                                         -----------------------
CONSUMER DISCRETIONARY (20.4%)
* Abercrombie & Fitch Co.                         320,800                 10,548
  Liz Claiborne, Inc.                             319,800                 10,403
* Rent-A-Center, Inc.                             149,400                  9,591
  J.C. Penney Co., Inc.
   (Holding Company)                              561,300                  9,576
* Take-Two Interactive
   Software, Inc.                                 395,586                  8,901
* Reebok International Ltd.                       274,900                  8,538
* Hollywood Entertainment Corp.                   455,336                  8,082
* University of Phoenix                           179,248                  7,912
* AutoNation, Inc.                                534,700                  7,405
* Yum! Brands, Inc.                               278,600                  6,881
* Kroll Inc.                                      298,900                  6,665
  Eastman Kodak Co.                               219,700                  6,571
* Getty Images, Inc.                              183,500                  6,211
* Yahoo! Inc.                                     229,400                  5,685
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                  (000)
================================================================================
* Staples, Inc.                                   284,000          $       5,407
  Mattel, Inc.                                    240,300                  5,224
* AutoZone Inc.                                    64,200                  5,188
* American Greetings Corp.
   Class A                                        339,400                  4,942
* AnnTaylor Stores Corp.                          207,600                  4,912
  K-Swiss, Inc.                                   160,900                  4,784
  R.R. Donnelley & Sons Co.                       216,400                  4,363
  Action Performance Cos., Inc.                   235,900                  4,362
  Blockbuster Inc. Class A                        220,700                  3,946
* Barnes & Noble, Inc.                            197,000                  3,881
* Mohawk Industries, Inc.                          69,300                  3,844
  Belo Corp. Class A                              162,400                  3,656
  Brown Shoe Co., Inc.                            122,500                  3,581
* Iron Mountain, Inc.                              84,195                  3,355
* Papa John's International, Inc.                 137,802                  3,277
* LookSmart, Ltd.                                 809,446                  2,728
* Park Place Entertainment Corp.                  344,600                  2,564
* Electronic Arts Inc.                             41,800                  2,477
  Black & Decker Corp.                             58,700                  2,421
* GameStop Corp.                                  200,800                  2,400
  Manpower Inc.                                    64,600                  2,124
* Right Management
   Consultants, Inc.                              168,025                  2,100
* Coinstar, Inc.                                  112,540                  2,058
* Multimedia Games Inc.                            76,000                  1,914
  Pittston Brink's Group                          120,600                  1,538
* Dollar Thrifty Automotive
   Group, Inc.                                     91,100                  1,495

================================================================================
                                                                          MARKET
                                                                          VALUE*
STRATEGIC EQUITY FUND                              SHARES                  (000)
================================================================================
* Overture Services, Inc.                         116,300          $       1,244
* JAKKS Pacific, Inc.                              85,328                  1,109
  The Toro Co.                                     26,000                    970
  Courier Corp.                                     5,000                    245
                                                         -----------------------
                                                                         205,078
                                                         -----------------------
CONSUMER STAPLES (1.6%)
 Coca-Cola Enterprises, Inc.                      349,900                  6,819
 The Pepsi Bottling Group, Inc.                   283,900                  5,831
 Universal Corp. (VA)                              88,000                  3,436
                                                         -----------------------
                                                                          16,086
                                                         -----------------------
FINANCIAL SERVICES (24.0%)
BANKS--OUTSIDE NEW YORK CITY (6.8%)
 First Tennessee National Corp.                   245,700                 10,762
 Union Planters Corp.                             295,800                  8,442
 Hibernia Corp. Class A                           399,100                  7,232
 AmSouth Bancorp                                  326,700                  6,877
 First Virginia Banks, Inc.                       164,650                  6,726
 UnionBanCal Corp.                                145,466                  5,877
 Hudson United Bancorp                            157,200                  5,241
 Greater Bay Bancorp                              244,400                  3,910
 Regions Financial Corp.                          100,000                  3,371
 Commerce Bancshares, Inc.                         80,374                  3,042
 TCF Financial Corp.                               68,000                  2,693
 Trustmark Corp.                                   76,400                  1,878
 Republic Bancorp, Inc.                           132,159                  1,717
 Provident Bankshares Corp.                        24,341                    618

FINANCE COMPANIES (0.1%)
* Saxon Capital Inc.                               60,600                    894

FINANCIAL DATA PROCESSING SERVICES (2.5%)
* Fiserv, Inc.                                    223,500                  6,580
  Deluxe Corp.                                    138,200                  6,082
* CheckFree Corp.                                 146,200                  4,031
  Global Payments Inc.                            111,800                  3,467
  NDCHealth Corp.                                 129,000                  2,483
* Kronos, Inc.                                     48,505                  2,213

FINANCIAL INFORMATION SERVICES (0.4%)
Equifax, Inc.                                     186,800                  4,332

FINANCIAL MISCELLANEOUS (2.1%)
  H & R Block, Inc.                               221,300                  8,547
* Providian Financial Corp.                       940,700                  6,933
  LandAmerica Financial Group, Inc.               100,600                  4,132
  WSFS Financial Corp.                             19,600                    674
  Cash America International Inc.                  41,100                    422

INSURANCE--MULTILINE (2.2%)
  SAFECO Corp.                                    195,200                  7,517
  Loews Corp.                                     171,900                  7,094
  Reinsurance Group of America, Inc.              141,900                  4,065
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
================================================================================
  American Financial Group, Inc.                  147,700          $       3,276

INSURANCE---PROPERTY-CASUALTY (0.7%)
The PMI Group Inc.                                229,500                  7,073

REAL ESTATE INVESTMENT TRUST (4.1%)
 Simon Property Group, Inc. REIT                  226,100                  8,302
 Novastar Financial, Inc. REIT                    123,400                  5,300
 General Growth Properties Inc. REIT               76,100                  4,233
 Archstone-Smith Trust REIT                       167,400                  3,817
 ProLogis REIT                                    145,400                  3,743
 Vornado Realty Trust REIT                         90,700                  3,447
 Public Storage, Inc. REIT                        105,100                  3,379
 Duke Realty Corp. REIT                           106,100                  2,907
 iStar Financial Inc. REIT                         94,900                  2,840
 Highwood Properties, Inc. REIT                   114,700                  2,323
 Ventas, Inc. REIT                                106,600                  1,386

RENT & LEASE SERVICES---COMMERCIAL (0.4%)
Ryder System, Inc.                                182,100                  4,523

SAVINGS & LOAN (3.0%)
  Sovereign Bancorp, Inc.                         517,500                  7,995
  Green Point Financial Corp.                     161,700                  7,723
  Charter One Financial, Inc.                     241,395                  7,012
  Roslyn Bancorp, Inc.                            111,600                  2,129
  Dime Community Bancshares                        68,950                  1,590
* BankUnited Financial Corp.                       75,810                  1,432
* First Federal Financial Corp.                    26,300                    854
  Net.Bank, Inc.                                   72,500                    724
  IBERIABANK Corp.                                 13,642                    594

SECURITIES BROKERS & Services (1.7%)
Countrywide Financial Corp.                       145,200                  9,815
Bear Stearns Co., Inc.                            112,400                  7,513
                                                         -----------------------
                                                                         241,782
                                                         -----------------------
HEALTH CARE (13.2%)
* Varian Medical Systems, Inc.                    166,600                  8,973
* Gilead Sciences, Inc.                           194,314                  8,966
* WellPoint Health Networks Inc.
   Class A                                        106,900                  8,118
* Chiron Corp.                                    183,900                  7,509
* Sierra Health Services, Inc.                    428,200                  7,108
* Manor Care, Inc.                                362,500                  7,051
  Mylan Laboratories, Inc.                        239,100                  6,759
* Pharmaceutical Product
   Development, Inc.                              248,200                  6,495
  PolyMedica Corp.                                164,534                  6,129
* Universal Health Services Class B               157,900                  6,106
* DaVita, Inc.                                    274,478                  5,660
* Apria Healthcare Group Inc.                     231,100                  5,419
  McKesson Corp.                                  189,000                  5,243

================================================================================
                                                                          MARKET
                                                                          VALUE*
STRATEGIC EQUITY FUND                              SHARES                  (000)
================================================================================
* WebMD Corp.                                     449,834          $       4,336
* Edwards Lifesciences Corp.                      137,400                  3,967
* Triad Hospitals, Inc.                           171,600                  3,777
* Bio-Rad Laboratories, Inc. Class A               80,100                  3,745
* Affymetrix, Inc.                                200,900                  3,727
  C.R. Bard, Inc.                                  54,800                  3,473
* Watson Pharmaceuticals, Inc.                    108,800                  3,163
* aaiPharma Inc.                                  275,217                  3,110
  Aetna Inc.                                       61,600                  3,068
* Alkermes, Inc.                                  269,030                  2,685
* Protein Design Labs, Inc.                       262,100                  2,603
* Pharmaceutical Resources, Inc.                   43,800                  1,925
* Endo Pharmaceuticals Holdings, Inc.             107,700                  1,779
* Cyberonics, Inc.                                 55,000                  1,256
* CONMED Corp.                                     38,655                    673
                                                         -----------------------
                                                                         132,823
                                                         -----------------------
INTEGRATED OILS (1.0%)
  Amerada Hess Corp.                              125,200                  5,653
  Marathon Oil Corp.                              179,000                  4,076
                                                         -----------------------
                                                                           9,729
                                                         -----------------------
OTHER ENERGY (4.2%)
  Burlington Resources, Inc.                      236,500                 10,952
  Chesapeake Energy Corp.                         955,100                  7,698
  Apache Corp.                                    116,025                  6,642
  XTO Energy, Inc.                                285,933                  5,576
  Patina Oil & Gas Corp.                          148,000                  5,110
  Devon Energy Corp.                               72,300                  3,416
  Pogo Producing Co.                               72,200                  2,859
                                                         -----------------------
                                                                          42,253
                                                         -----------------------
MATERIALS & PROCESSING (6.1%)
  Praxair, Inc.                                   215,800                 12,534
  Freeport-McMoRan
   Copper & Gold, Inc. Class B                    356,900                  6,178
* Steel Dynamics, Inc.                            465,813                  5,636
* Pactiv Corp.                                    254,800                  5,228
* Smurfit-Stone Container Corp.                   368,200                  5,181
  Monsanto Co.                                    225,000                  3,915
  Sigma-Aldrich Corp.                              74,600                  3,717
  Newmont Mining Corp.
   (Holding Company)                              132,700                  3,586
  The Timken Co.                                  197,700                  3,499
  The St. Joe Co.                                 103,000                  3,018
  Fluor Corp.                                      70,600                  2,441
* Shaw Group, Inc.                                164,700                  1,919
* Hecla Mining Co.                                420,600                  1,573
  Octel Corp.                                     104,200                  1,542
  Centex Construction Products, Inc.               30,600                  1,183
                                                         -----------------------
                                                                          61,150
                                                         -----------------------
PRODUCER DURABLES (5.9%)
  Ryland Group, Inc.                              194,900                 10,569
* Xerox Corp.                                     942,900                  9,297
  Pitney Bowes, Inc.                              198,400                  6,966
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
================================================================================
* KLA-Tencor Corp.                                164,000          $       6,724
* Tektronix, Inc.                                 340,200                  6,386
* LAM Research Corp.                              393,500                  5,718
  Lennar Corp. Class A                            100,600                  5,457
  York International Corp.                        192,100                  4,591
  HON Industries, Inc.                             82,100                  2,429
  MTS Systems Corp.                                47,600                    597
* Lennar Corp. Class B                             10,060                    539
                                                         -----------------------
                                                                          59,273
                                                         -----------------------
TECHNOLOGY (9.4%)
* Citrix Systems, Inc.                            480,500                  9,110
* Symantec Corp.                                  175,600                  7,718
* j2 Global Communications, Inc.                  240,093                  7,090
  Inter-Tel, Inc.                                 392,096                  6,450
* L-3 Communications Holdings, Inc.               135,500                  6,016
* Hutchinson Technology, Inc.                     248,436                  5,873
  PerkinElmer, Inc.                               566,065                  5,615
* Benchmark Electronics, Inc.                     213,100                  5,530
  Applera Corp.-Applied
   Biosystems Group                               302,900                  5,310
* Digital River, Inc.                             252,450                  4,221
* Emulex Corp.                                    200,800                  4,114
* Computer Sciences Corp.                         113,400                  3,736
* Unisys Corp.                                    341,500                  3,552
  Rockwell Automation, Inc.                       155,400                  3,543
  Scientific-Atlanta, Inc.                        209,700                  3,408
* Agere Systems Inc. Class B                    1,864,700                  3,189
* FLIR Systems, Inc.                               60,300                  3,140
* Perot Systems Corp.                             167,700                  1,781
* QLogic Corp.                                     37,600                  1,654
* MEMC Electronic Materials, Inc.                 117,500                  1,394
* Maxtor Corp.                                    206,700                  1,137
  Symbol Technologies, Inc.                        86,000                    940
* Aspect Communications Corp.                     190,800                    670
                                                         -----------------------
                                                                          95,191
                                                         -----------------------
UTILITIES (8.6%)
* NEXTEL Communications, Inc.                     870,600                 12,876
* Edison International                            633,500                  9,243
  Sempra Energy                                   265,900                  7,137
  Entergy Corp.                                   149,700                  6,977
  FirstEnergy Corp.                               203,100                  6,851
  ONEOK, Inc.                                     330,800                  6,275
  NICOR Inc.                                      185,200                  5,567
  Consolidated Edison Inc.                        110,500                  4,295
  OGE Energy Corp.                                225,200                  4,042
  UGI Corp. Holding Co.                           124,650                  3,939
  Westar Energy, Inc.                             269,900                  3,795
  Public Service Enterprise
   Group, Inc.                                     89,200                  3,432
* Boston Communications
   Group, Inc.                                    182,000                  3,292
  CMS Energy Corp.                                517,400                  3,223

================================================================================
                                                                          MARKET
                                                                          VALUE*
STRATEGIC EQUITY FUND                              SHARES                  (000)
================================================================================
* Qwest Communications
   International Inc.                             813,900          $       3,068
  Northeast Utilities                             194,600                  2,903
                                                         -----------------------
                                                                          86,915
                                                         -----------------------
OTHER (2.0%)
  Fortune Brands, Inc.                            165,100                  7,991
  Textron, Inc.                                   238,500                  7,033
  Teleflex Inc.                                    79,000                  3,033
  Lennox International Inc.                       151,000                  2,244
                                                         -----------------------
                                                                          20,301
                                                         -----------------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $921,299)                                                       1,003,426
================================================================================
                                                     FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.4%)(1)
================================================================================
Federal National Mortgage Assn.
(2) 1.168%, 7/2/2003                              $ 1,500                  1,497

Repurchase Agreements
Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
 1.32%, 5/1/2003                                   12,926                 12,926
 1.32%, 5/1/2003--Note E                           40,308                 40,308
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $54,731)                                                           54,731
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.1%)
 (Cost $976,030)                                                       1,058,157
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
================================================================================
OTHER ASSETS AND LIABILITIES (-5.1%)
--------------------------------------------------------------------------------
Receivables for Investment Securities Sold                               23,903
Other Assets--Note B                                                      2,480
Payables for Investment Securities Purchased                            (35,162)
Security Lending Collateral Payable to Brokers--Note E                  (40,308)
Other Liabilities                                                        (2,103)
                                                         -----------------------
                                                                        (51,190)
                                                         -----------------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
================================================================================
Applicable to 72,662,434 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                            $1,006,967
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                $13.86
================================================================================

*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 5.2%, respectively, of net assets. See Note C in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.


================================================================================
AT APRIL 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                   AMOUNT                    PER
                                                    (000)                  SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                $1,041,045                $14.33
Undistributed Net
 Investment Income                                  1,147                   .02
Accumulated Net
 Realized Losses                                 (117,406)                (1.62)
Unrealized Appreciation
 Investment Securities                             82,127                  1.13
 Futures Contracts                                     54                    --
--------------------------------------------------------------------------------
NET ASSETS                                     $1,006,967                $13.86
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.


STRATEGIC EQUITY FUND
================================================================================
                                                 SIX MONTHS ENDED APRIL 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                              $ 6,431
 Interest                                                                    93
 Security Lending                                                           198
--------------------------------------------------------------------------------
  Total Income                                                            6,722
--------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
  Investment Advisory Services                                              304
  Management and Administrative                                           1,924
  Marketing and Distribution                                                 55
 Custodian Fees                                                              25
 Shareholders' Reports and Proxies                                           20
 Trustees' Fees and Expenses                                                  1
--------------------------------------------------------------------------------
  Total Expenses                                                          2,329
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     4,393
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                             (22,900)
 Futures Contracts                                                         (815)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                (23,715)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                   88,132
 Futures Contracts                                                           90
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         88,222
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $68,900
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


STRATEGIC EQUITY FUND
================================================================================
                                           SIX MONTHS                      YEAR
                                                ENDED                     ENDED
                                        APR. 30, 2003             OCT. 31, 2002
                                                (000)                     (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                        $ 4,393                   $ 8,573
 Realized Net Gain (Loss)                     (23,715)                  (43,820)
 Change in Unrealized Appreciation
  (Depreciation)                               88,222                   (20,330)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                   68,900                   (55,577)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                         (9,001)                   (7,979)
 Realized Capital Gain                             --                        --
--------------------------------------------------------------------------------
  Total Distributions                          (9,001)                   (7,979)
--------------------------------------------------------------------------------
Capital Share Transactions1
 Issued                                       133,657                   296,841
 Issued in Lieu of Cash Distributions           8,543                     7,575
 Redeemed                                     (71,134)                 (131,577)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                  71,066                   172,839
--------------------------------------------------------------------------------
  Total Increase (Decrease)                   130,965                   109,283
--------------------------------------------------------------------------------
Net Assets
Beginning of Period                           876,002                   766,719
--------------------------------------------------------------------------------
End of Period                              $1,006,967                  $876,002
--------------------------------------------------------------------------------
1Shares Issued (Redeemed)
Issued                                         10,147                    20,105
Issued in Lieu of Cash Distributions              645                       500
Redeemed                                       (5,442)                   (9,353)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Outstanding        5,350                    11,252
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

STRATEGIC EQUITY FUND

=================================================================================================================================
                                                          SIX MONTHS ENDED                           YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              APRIL 30, 2003            2002       2001      2000     1999     1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $13.01          $13.68     $18.07    $15.73   $13.11   $15.89
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .06             .14        .16       .21      .15      .13
 Net Realized and Unrealized Gain
  (Loss)on Investments                                                 .92            (.67)     (1.31)     2.66     2.62    (1.69)
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     .98            (.53)     (1.15)     2.87     2.77    (1.56)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.13)           (.14)      (.21)     (.16)    (.15)    (.14)
 Distributions from Realized Capital Gains                              --              --      (3.03)     (.37)      --    (1.08)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (.13)           (.14)     (3.24)     (.53)    (.15)   (1.22)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $13.86          $13.01     $13.68    $18.07   $15.73   $13.11
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                        7.58%          -4.02%     -6.48%    18.76%   21.30%  -10.41%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                               $1,007            $876       $767      $746     $561     $479
 Ratio of Total Expenses to Average Net Assets                     0.51%**           0.50%      0.54%     0.49%    0.46%    0.43%
 Ratio of Net Investment Income to Average Net Assets              0.96%**           0.94%      1.06%     1.31%    1.00%    0.93%
 Portfolio Turnover Rate                                             81%**             73%        82%       83%      51%      71%
=================================================================================================================================

*Total returns do not reflect the 1% fee assessed through April 6, 2001, on redemptions of shares held in the fund for less than five years.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FUTURES CONTRACTS: The fund uses S&P 500 Index, S&P MidCap 400 Index, and Russell 2000 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2003, the fund had contributed capital of $175,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.17% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2002, the fund had available realized losses of $93,467,000 to offset future net capital gains of $48,882,000 through October 31, 2009, and $44,585,000 through October 31, 2010.
The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At April 30, 2003, net unrealized appreciation of investment securities for tax purposes was $82,127,000, consisting of unrealized gains of $139,257,000 on securities that had risen in value since their purchase and $57,130,000 in unrealized losses on securities that had fallen in value since their purchase.

     At April 30, 2003, the aggregate settlement value of open futures contracts expiring in June 2003 and the related unrealized appreciation were:

================================================================================
                                     (000)
================================================================================
                                          Aggregate                  Unrealized
                          Number of      Settlement                Appreciation
Futures Contracts      Long Contracts         Value              (Depreciation)
--------------------------------------------------------------------------------
S&P MidCap 400 Index         5              $1,097                       $26
Russell 2000 Index           5                 997                        28
================================================================================

     Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

D. During the six months ended April 30, 2003, the fund purchased $442,397,000 of investment securities and sold $368,713,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at April 30, 2003, was $39,112,000, for which the fund held cash collateral of $40,308,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

INVESTING IS FAST AND EASY ON VANGUARD.COM
If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com(R) was built for you--and it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE
Log on to Vanguard.com and:
* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.
*    Check your overall asset allocation, no matter where your assets are held.
*    Compare your holdings with industry benchmarks.
*    Analyze your personal performance.
* Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)
* Set up a Watch List to make it easy to track funds and securities of interest.

PLAN YOUR INVESTMENTS WITH CONFIDENCE
Go to our Planning & Advice and Research Funds & Stocks sections and:
* Take our Investor Questionnaire to find out what asset allocation might best suit your needs.
*    Find out how much you should save for retirement and for college costs.
* Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.
* Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.
*    Attend our quarterly PlainTalk webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.

================================================================================
JOHN J. BRENNAN*
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the (1987) investment companies served by The Vanguard Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS
The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates (international business (2001) strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.
--------------------------------------------------------------------------------
RAJIV L. GUPTA
Chairman and Chief Executive Officer (since October 1999), Vice Chairman (January-September 1999), and Vice (2001) President (prior to September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of Drexel University.
--------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (1998) (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.
--------------------------------------------------------------------------------
BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (1977) (Irish investment fund) (since November
2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).
--------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ (1993) lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard Products Company (a supplier for the automotive industry).
--------------------------------------------------------------------------------
J. LAWRENCE WILSON
Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel (1985) engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
================================================================================
EXECUTIVE OFFICERS*
R. GREGORY BARTON
Secretary; Managing Director and General Counsel of The Vanguard Group, Inc. (since September 1997); Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Principal of The Vanguard Group (prior to September 1997).
--------------------------------------------------------------------------------
THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
================================================================================
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

                                                                     [SHIP LOGO]
                                                         [THE VANGUARD GROUP[R]]
                                                            POST OFFICE BOX 2600
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Vanguard, The Vanguard Group,  Vanguard.com,  Wellington,  and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, 500, and S&P MidCap 400 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

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                                               (C) 2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                    Q1142 062003

Item 2: Code(s) of Ethics for senior financial officers - Item not applicable to semi-annual report.

Item 3: Audit Committee Financial Expert - Item not applicable to semi-annual report.

Item 4: Principal Accountant Fees and Services - Item not applicable to semi-annual report.

Item 5: Not Applicable.

Item 6: Reserved.

Item 7: Not applicable.

Item 8: Reserved.

Item 9: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

            VANGUARD HORIZON FUNDS

BY:_____________(signature)________________
              (HEIDI STAM)
             JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  June 16, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            VANGUARD HORIZON FUNDS


BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: :  (Insert date used on the certifications)

            VANGUARD HORIZON FUNDS


BY:_____________(signature)________________
               (HEIDI STAM)
             THOMAS J. HIGGINS*
                 TREASURER


Date: :  June 16, 2003

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.